THIS LETTER IS NOT PART OF YOUR PROSPECTUS.

Annuity Investors Life Insurance Company
PO Box 5423
Cincinnati, Ohio 45201-5423
www.GAFRI.com

Shipping Address:
525 Vine Street, 7th Floor
Cincinnati, Ohio 45201

Phone 800-789-6771
Fax 513-412-3766
Dear Variable Annuity Contract Owner:
Thank you for choosing Annuity Investors Life Insurance Company® to help meet your retirement planning needs. Annuity Investors Life Insurance Company is a proud member of the Great American Financial Resources®, Inc. family of companies, and we appreciate the opportunity to serve you.
Enclosed is your May 1, 2010 prospectus for your variable annuity. This document includes your contract prospectus and portfolio prospectuses reflective of your subaccount allocation as of this date. It also includes information for all of the contracts within your household.
The Dreyfus IP Mid Cap Stock Portfolio and Van Kampen’s UIF Core Plus Fixed Income Portfolio subaccounts previously offered under your variable annuity contract are not included in the May 1, 2010 prospectus because they are no longer available to new investors. Only contract owners who held accumulation units in these subaccounts as of April 30, 2010 may continue to allocate amounts to these options. Contract owners in these subaccounts will receive information about the subaccounts in a supplemental prospectus dated May 1, 2010.
Please note any discussion of performance within the portfolio prospectuses may differ from performance information reported by our company. This is because performance reported by our company includes your premium payments reflecting the contract’s fees and charges.
If you have any questions, please contact either your representative or the Annuity Investors® Life Variable Annuity Service Center at (800) 789.6771. We thank you for your business and look forward to serving you in the future.
Sincerely,
Great American Financial Resources

ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS®VARIABLE ACCOUNT C
THE COMMODORE MAJESTY®
INDIVIDUAL FLEXIBLE PREMIUM DEFERRED ANNUITIES
PROSPECTUS DATED MAY 1, 2010
This prospectus describes individual flexible premium deferred annuity contracts (the “Contracts”). Annuity Investors Life Insurance Company® (the “Company”) is the issuer of the Contracts. The Contracts are available for tax-qualified and non-tax-qualified annuity purchases. The Contracts offer tax-deferred treatment of earnings, Annuity Benefits, and Death Benefits. The tax treatment of annuities is discussed in the Federal Tax Matters section of this prospectus.
The Contracts offer both variable and fixed investment options. The variable investment options under the Contracts are Subaccounts of Annuity Investors® Variable Account C (the “Separate Account”). The Contracts currently offers the Subaccounts listed below. Each Subaccount invests in shares of a registered investment company or a portfolio of a registered investment company (each, a “Portfolio”). The Portfolios are listed below.
American Century Variable Portfolios
-Large Company Value Fund-Class II
-Mid Cap Value Fund-Class II
-Ultra® Fund-Class II
-VistaSM Fund-Class I
Calamos®Advisors Trust
-Growth and Income Portfolio
Davis Variable Account Fund, Inc.
-Value Portfolio
Dreyfus Investment Portfolios
-Technology Growth Portfolio-Initial Shares
The Dreyfus Socially Responsible Growth Fund, Inc.
-Service Shares
Dreyfus Stock Index Fund, Inc.
-Service Shares
Dreyfus Variable Investment Funds
-Appreciation Portfolio-Service Shares
-Money Market Portfolio
Financial Investors Variable Insurance Trust
-Ibbotson Balanced ETF Asset Allocation Portfolio-Class II
-Ibbotson Conservative ETF Asset Allocation Portfolio-Class II
-Ibbotson Growth ETF Asset Allocation Portfolio-Class II
-Ibbotson Income/Growth ETF Asset Allocation Portfolio-Class II
Franklin Templeton Variable Insurance Products Trust
-Templeton Foreign Securities Fund-Class 2
Invesco Variable Insurance Funds*
-Capital Development Fund-Series II Shares
-Core Equity Fund-Series I Shares
-Financial Services Fund-Series I Shares
-Global Health Care Fund -Series I Shares
-Government Securities Fund-Series II Shares
-Mid Cap Core Equity Fund-Series II Shares
-Small Cap Equity Fund-Series I Shares
-Utilities Fund-Series II
-Van Kampen V.I. U.S. Mid Cap Value Portfolio-Series I Shares
-Van Kampen V.I. Value Portfolio-Series I Shares
Janus Aspen Series
-Balanced Portfolio-Service Shares
-Enterprise Portfolio-Service Shares
-Janus Portfolio-Service Shares -Service Shares
-Overseas Portfolio-Service Shares
Morgan Stanley—The Universal Institutional Funds, Inc.
-Mid-Cap Growth Portfolio-Class I
-U.S. Real Estate Portfolio-Class I
Neuberger Berman Advisers Management Trust
-Guardian Portfolio-Class S
-Small-Cap Growth Portfolio-Class S
Oppenheimer Variable Account Funds
-Capital Appreciation Fund-Service Shares
-Global Securities Fund-Service Shares
-Main Street Fund®-Service Shares
-Main Street Small Cap Fund-Service Shares
PIMCO Variable Insurance Trust
-High Yield Portfolio-Administrative Class
-Real Return Portfolio-Administrative Class
-Total Return Portfolio-Administrative Class
Rydex Variable Trust
-Rydex|SGI U.S. Long Short Momentum Fund
Wilshire Variable Insurance Trust
-2015 ETF Fund
-2025 ETF Fund
-2035 ETF Fund

*	The full legal name of Invesco Variable Insurance Funds is AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

2010 Portfolio Changes—The list above and this prospectus reflects the name changes and transactions described below.
•	On May 1, 2010, the AIM portfolios changed their brand name to Invesco. For example, AIM V.I. Capital Development Fund became Invesco V.I. Capital Development Fund.

•	On May 25, 2010, the Rydex VT All-Cap Opportunity Fund, a series of the Rydex Variable Trust, changed its name to the Rydex|SGI U.S. Long Short Momentum Fund.

•	On May 1, 2010, The Universal Institutional Funds, Inc. changed its brand name from Van Kampen to Morgan Stanley.

•	On June 1, 2010 or as soon as practical after that date, Van Kampen’s U.S. Mid Cap Value Portfolio and Value Portfolio, which currently are series of The Universal Institutional Funds, Inc., will be merged into AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and change their brand name to Invesco Van Kampen. The list above reflects this anticipated transaction.
The fixed investment options are provided through the Company’s Fixed Account. The Contracts currently offers the following fixed investment options:
•	Fixed Accumulation Account

•	Three-Year Guarantee Fixed Account Option
This prospectus includes information you should know before investing in the Contracts. This prospectus is not complete without the current prospectuses for the Portfolios. Please keep this prospectus and the Portfolio prospectuses for future reference.
A Statement of Additional Information (“SAI”), dated May 1, 2010 contains more information about the Separate Account and the Contracts. The Company filed the SAI with the Securities and Exchange Commission. It is part of this prospectus. For a free copy, complete and return the form on the last page of this prospectus, or call the Company at 1-800-789-6771. You may also access the SAI (as well as all other information regarding the Contracts, the Separate Account or the Company) at the Securities and Exchange Commission’s web site: http://www.sec.gov. The registration number is 333-88302. The table of contents for the SAI is printed on the last page of this prospectus.
NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
These securities may be sold by a bank or credit union, but are not financial institution products.
•	The Contracts are not FDIC or NCUSIF insured.

•	The Contracts are obligations of the Company and not of the bank or credit union.

•	The bank or credit union does not guarantee the Company’s obligations under the Contracts.

•	The Contracts involve investment risk and may lose value.
Right to Cancel
You may cancel a Contract within 20 days after you receive it. The right to cancel may be longer in some states. In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel may not apply to group Contracts. The right to cancel is described more fully in the Right to Cancel section of this prospectus.

DEFINITIONS
The capitalized terms defined on this page will have the meanings given to them when used in this prospectus. Other terms which may have a specific meaning under the Contracts, but which are not defined on this page, will be explained in the sections of this prospectus where they are primarily used.
Account Value
The aggregate value of your interest in all of the Subaccounts and the Fixed Account options at the end of any Valuation Period.
Accumulation Period
The period during which purchase payments and accumulated earnings are invested according to the investment options elected. The Accumulation Period ends when a Contract is annuitized or surrendered, or on the Death Benefit Valuation Date.
Accumulation Unit
A unit of measure used to calculate the value of a Subaccount before the Commencement Date. The value of an Accumulation Unit is referred to as the “Accumulation Unit Value.”
Accumulation Unit Value
The value of an Accumulation Unit at the end of a Valuation Period.
The initial Accumulation Unit Value for each Subaccount other than the money market Subaccount was set at $10. The initial Accumulation Unit Value for the money market Subaccount was set at $1. The initial Accumulation Unit Value for a Subaccount was established at the inception date of the Separate Account, or on the date the Subaccount was established, if later.
After the initial Accumulation Unit Value is established, the Accumulation Unit Value for a Subaccount at the end of each Valuation Period is the Accumulation Unit Value at the end of the previous Valuation Period multiplied by the Net Investment Factor for that Subaccount for the current Valuation Period.
A Net Investment Factor of 1 produces no change in the Accumulation Unit Value for that Valuation Period. A Net Investment Factor of more than 1 or less than 1 produces an increase or a decrease, respectively, in the Accumulation Unit Value for that Valuation Period. The Accumulation Unit Value will vary to reflect the investment experience of the applicable Portfolios.
Annuitant
The natural person on whose life Annuity Benefit payments are based. Annuity Benefit payments generally are made to the Annuitant as payee. More information about the Annuitant is included in the Contract section of the prospectus.
Annuity Benefit
The payments that may be made under the Annuity Benefit section of the Contract.
Beneficiary
The person entitled to receive any Death Benefit under this Contract. More information about the Beneficiary is included in the Contract section of the prospectus.
Benefit Payment Period
The period during which either annuity benefit or death benefit payments are paid under a settlement option. The Benefit Payment Period begins on the first day of the first payment interval in which a benefit payment will be paid.
Benefit Unit
A share of a Subaccount that is used to determine the amount of each variable dollar payment during the Benefit Payment Period.
Benefit Unit Value
The value of a Benefit Unit at the end of a Valuation Period.

The initial Benefit Unit Value for a Subaccount will be set equal to the Accumulation Unit Value for that Subaccount at the end of the first Valuation Period in which a variable dollar benefit is established by the Company. Thereafter, the Benefit Unit Value for a Subaccount at the end of a Valuation Period is determined by multiplying the previous Benefit Unit Value by the Net Investment Factor for that Subaccount for the current Valuation Period, and multiplying the number again by a daily investment factor for each day in the Valuation Period. The daily investment factor reduces the previous Benefit Unit Value by the daily amount of the assumed interest rate (3% per year, compounded annually) which is already incorporated in the calculation of variable dollar benefit payments.
Company
Annuity Investors Life Insurance Company®
•	The words “we”, “us” and “our” in this prospectus also refer to Annuity Investors Life Insurance Company®.
Commencement Date
The Annuity Commencement Date if an Annuity Benefit is payable or the Death Benefit Commencement Date if a Death Benefit is payable.
•	The Annuity Commencement Date is the first day of the first payment interval for which an Annuity Benefit payment is to be made. For tax-qualified forms, the Annuity Commencement Date generally must be no later than the Contract anniversary following the Owner’s 70th birthday. For non-tax-qualified forms, the Annuity Commencement Date is generally the Owner’s 85th birthday, or five years after the Contract’s effective date, if later. The Annuity Commencement Date is shown on the Contract specification page.

•	The Death Benefit Commencement Date is (1) the first day of the first payment interval for a Death Benefit that is paid as a periodic payment or (2) the date of payment for a Death Benefit that is paid in lump sum.
Contract
An individual contract described in this prospectus.
Contract Anniversary
The date in each year that is the annual anniversary of the Contract effective date. The Contract effective date is the date on which the Contract is issued. The Contract effective date is set out on the Contract specifications page.
Contract Year
Each 12 month period that begins on the Contract effective date or on a Contract Anniversary.
Death Benefit
The payments that may be made under the Death Benefit section of the Contract.
Death Benefit Valuation Date
The date the death benefit is valued. It is the date that the Company receives both proof of the death of the Owner and instructions as to how the death benefit will be paid. If instructions are not received within one year of the date of death, the Death Benefit Valuation Date will be one year after the date of death.
Fixed Account
The Fixed Account is part of the Company’s general account. The Fixed Account options are listed in the “Allocations to Investment Options” section of this prospectus.
Good Order
We cannot process information or a request until we have received your instructions in “Good Order” at our Administrative Offices. We will consider information or a request to be in “Good Order” when we have actually received a Written Request, along with all the information and other legal documentation that we require to process the information or request. To be in “Good Order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to process the information or request.

Net Investment Factor
The factor that represents the percentage change in the Accumulation Unit Values and Benefit Unit Values from one Valuation Period to the next. The Net Investment Factor for each Valuation Period reflects changes to the net asset value of the underlying Portfolio, dividends or capital gains distributions by the Portfolio, credits and charges for tax reserves with respect to the Subaccount, and the mortality and expense risk charges and administration charges.
Owner
For purposes of this prospectus, references to Owner mean the owner of an individual annuity contract.
•	The words “you” and “your” in this prospectus also refer to the Owner as defined above.
Portfolio
A registered investment company or a portfolio of a registered investment company in which the corresponding Subaccount invests. The Portfolios are listed on the cover page of this prospectus.
Purchase Payments
An amount paid to us for this Contract, less any fee charged by the person remitting payments and the deduction of applicable premium or other taxes.
Separate Account
Annuity Investors Variable Account C, which is an account that was established and is maintained by the Company.
SEC
Securities and Exchange Commission
Subaccount
A subdivision of the Separate Account. Each Subaccount invests in the shares of the corresponding Portfolio listed on the cover page of this Prospectus.
Tax Qualified Contract
A contract that is intended to qualify for special tax treatment for retirement savings. The Contract specifications page indicates whether this Contract is a Tax-Qualified Contract.
Valuation Date
A day on which the New York Stock Exchange is open for business.
Valuation Period
The period starting at the close of regular trading on the New York Stock Exchange on any Valuation Date and ending at the close of trading on the next succeeding Valuation Date.
Written Request
Information provided to us or a request made to us that is:
•	complete and satisfactory to us and

•	on our form or in a manner satisfactory to us and

•	received by us at our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423.
A Written Request may, at our discretion, be made by telephone or electronic means.
We will treat a Written Request as a standing order. It may be modified or revoked only by a subsequent Written Request, when permitted by the terms of the Contract. A Written Request is subject to (1) any payment that we make before we acknowledge the Written Request and (2) any other action that we take before we acknowledge the Written Request.
Additional Details
The Statement of Additional Information contains more information about Accumulation Units and Benefit Units. It also contains the formula for determining the Net Investment Factor for any Subaccount for any Valuation Period and an explanation of how the following values are calculated:
•	Variable account value

•	Fixed account value

•	Accumulation Unit Values; and

•	Benefit Unit values

EXPENSE TABLES
These tables describe the fees and expenses that you will pay when you buy, hold or withdraw amounts from the Contract.
Table A: Contract Owner Transaction Expenses
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw amounts from the Contract, surrender the Contract, transfer cash value between investment options or borrow money under the Contract. Premium taxes may also be deducted.

	Current	Maximum

Maximum Contingent Deferred Sales Charge (as to purchase payments only)(1)	7.00%	7.00%
Transfer Fee(2)	$25	$30
Annual Automatic Transfer Program Fee	None	$30
Annual Systematic Withdrawal Fee	None	$30
Loan Interest Spread(3)	3.00%	5.00%

(1)	The contingent deferred sales charge is calculated as a percentage of Purchase Payments withdrawn or surrendered. This charge applies to each Purchase Payment separately. The charge on each Purchase Payment decreases to zero after 7 years. We may waive the contingent deferred sales charge under certain circumstances. See the Charges and Deductions section of this prospectus for more information about the contingent deferred sales charge and the circumstances in which it may be waived.

(2)	The transfer fee currently applies to transfers in excess of 12 in any Contract Year.

(3)	Generally we require collateral in an amount equal to 110% of the outstanding loan balance. The loan interest spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your collateral. Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate that we credit to collateral is 3%, the maximum loan interest spread is 5%.
Table B: Annual Expenses
The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. Separate Account annual expenses are shown as a percentage of average account value.

Annual Contract Maintenance Fee	$30
Separate Account Annual Expenses
Mortality and Expense Risk Charge	1.50%
Administration Charge	0.15%
Total Separate Account Annual Expenses	1.65%
If you surrender your Contract, we will apply the contract maintenance fee at that time.
Table C: Total Annual Portfolio Operating Expenses
The next table shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. These expenses are deducted from Portfolio assets and include management fees, distribution and service (12b-1) fees, acquired fund fees and other expenses. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus of that Portfolio.

	Minimum	Maximum

Before any fee reduction or expense reimbursement	0.54%	2.47%
After contractual fee reductions and/or expense reimbursements(1)	0.54%	1.71%

(1)	Contractual fee reductions and/or expense reimbursements related to a Portfolio will continue for a period that ends on a specific date. The shortest period will end on September 30, 2010 and the longest period will end on December 31, 2013.

The information about Portfolio expenses that we used to prepare this table was provided to us by the Portfolios. We have not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2009. Actual expenses of a Portfolio in future years may be higher or lower.
The Portfolios in the Financial Investors Variable Insurance Trust (Ibbotson portfolios) and the Wilshire Variable Insurance Trust (Wilshire portfolios) are structured as “fund of funds” and invest in other investment companies (“Acquired Funds”). As a result, each Ibbotson portfolio and each Wilshire portfolio will likely incur higher expenses than fund that invest directly in securities and you will effectively be paying a portion of the management fees and other expenses of the Acquired Funds.
The minimum expenses, both before and after any fee reduction and/or expense reimbursement, are the expenses of the Dreyfus Stock Index Fund, Inc.
The maximum expenses before fee reductions and/or expense reimbursements are the expenses of the Neuberger Berman Small Cap Growth Portfolio. The adviser to this Neuberger Berman Portfolio has undertaken through December 31, 2013 to waive fees and/or reimburse certain operating expenses, including compensation of the adviser and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1.40% of the average daily net asset value of the Neuberger Berman Small Cap Growth Portfolio. The expense limitation arrangement for the Neuberger Berman Small Cap Growth Portfolio is contractual and any excess expenses can be repaid to the Portfolio’s adviser within three years of the year incurred, provided such recoupment would not cause the Portfolio to exceed its limitation.
The maximum expenses after fee reductions and/or expense reimbursement, are the expenses of the Rydex|SGI U.S. Long Short Momentum Fund.
Examples
These examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include the Contract Owner transaction expenses (described in the Table A above), the Annual Expenses (described in the Table B above), and Portfolio fees and expenses (described in Table C above). By comparing the costs shown in the tables below for each example, you can see the impact of contingent deferred sales charges on your costs.
Example 1: Contract with Maximum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the maximum Portfolio expenses (2.47% before reimbursement or 1.71% after reimbursement) are incurred.
In this table, we assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:

	1 year	3 years	5 years	10 years

Before reimbursement	$1,149	$1,823	$2,506	$5,764
After reimbursement	$1,074	$1,593	$2,113	$4,938
In this table, we assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:

	1 year	3 years	5 years	10 years

Before reimbursement	$449	$1,423	$2,506	$5,764
After reimbursement	$374	$1,193	$2,113	$4,938

Example 2: Contract with Minimum Fund Operating Expenses
Assumptions
•	You invest $10,000 in the Contract for the periods indicated and your investment has a 5% return each year.

•	The annual contract maintenance fee ($30), the Separate Account annual expenses (1.65%), and the minimum Portfolio expenses (0.54%) are incurred.
In this table, we assume that you surrender your Contract at the end of the period. We also assume that the applicable contingent deferred sales charge is incurred. In this case, your costs would be:

1 year	3 years	5 years	10 years

$956	$1,224	$1,474	$3,524
In this table, we assume that you keep your Contract and leave your money in your Contract for the entire period or you annuitize your Contract at the end of the period. The contingent deferred sales charge does not apply in these situations. In this case, your costs would be:

1 year	3 years	5 years	10 years

$256	$824	$1,474	$3,524
FINANCIAL INFORMATION
Condensed Financial Information
Condensed financial information for the Contracts is set forth in Appendix A to this prospectus. It includes:
•	year-end accumulation unit values for each Subaccount for each of the last 10 fiscal years through December 31, 2009, or from the end of the year of inception of a Subaccount, if later, to December 31, 2009; and

•	number of accumulation units outstanding as of the end of each period or year.
Financial Statements
The financial statements and reports of the independent registered public accounting firm of the Company and of the Separate Account are included in the Statement of Additional Information.
OVERVIEW
What is the Separate Account?
The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940. The Separate Account is divided into Subaccounts. Each Subaccount is invested in one of the Portfolios listed on the cover page of this prospectus. If you choose a variable investment option, you are investing in the Subaccounts, not directly in the Portfolios.
What Are the Contracts?
The Contracts are individual deferred variable annuities, which are insurance products. The Contracts are sold with a fee structure that is described in the Expense Tables of this prospectus. The Contracts are available in both tax-qualified and non-tax-qualified forms, both of which are designed to be eligible for tax-deferred investment status. See the Federal Tax Matters section of this prospectus for more information about tax qualifications and taxation of annuities in general. During the Accumulation Period, the amounts you contribute can be allocated among any of the then available variable investment options and Fixed Account options. The variable investment options are the Subaccounts of the Separate Account, each of which is invested in a Portfolio. The Owner bears the risk of any investment gain or loss on amounts allocated to the Subaccounts. The Fixed Account options earn a rate of interest declared from time to time by the Company, which will be no less than the minimum permitted under the law of the state when and where the Contract is issued. The Company guarantees amounts invested in the Fixed Account options and the earnings thereon so long as those amounts remain in the Fixed Account.
During the Benefit Payment Period, payments can be allocated between variable dollar and fixed dollar options. If a variable dollar option is selected, Benefit Units can be allocated to any of the Subaccounts that are then available.

What Benefits Are Available under the Contract?

Annuity Benefit	When the Contract is annuitized, we promise to pay a stream of Annuity Benefit payments for the duration of the settlement option selected.

Death Benefit	A Death Benefit will be paid under the Contract if the Owner dies during the Accumulation Period.
A partial surrender or withdrawal from the Contract may result in the reduction of the Death Benefit that is greater than the amount of the partial surrender or withdrawal.
What Are the Risks Related to the Contract?
The variable investment options to which you allocate Purchase Payments may lose value, which would cause your Account Value to decrease. We may not be able to pay claims related to the annuity or death. A penalty tax may be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances.
How Do I Purchase or Cancel a Contract?
The requirements to purchase a Contract are explained in The Contracts section of this prospectus. You may purchase a Contract only through a licensed securities representative. You may cancel a Contract within ten days after you receive it (the right to cancel may be longer in some states). In many states, you will bear the risk of investment gain or loss on any amounts allocated to the Subaccounts prior to cancellation. The right to cancel is described in the Right to Cancel section of this prospectus.
Will Any Penalties or Charges Apply If I Make Withdrawals or Surrender a Contract?
A contingent deferred sales charge (“CDSC”) may apply to amounts withdrawn or surrendered depending on the timing and amount of the withdrawal or surrender. The maximum CDSC is 7% for each purchase payment. The CDSC percentage decreases to 0% after three years from the date of receipt of each purchase payment. Withdrawal and surrender procedures and the CDSC are described in the Surrender and Withdrawals section of this prospectus.
A penalty tax may also be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances of the withdrawal or surrender. Tax consequences of a withdrawal or a surrender are described in the Federal Tax Matters section of this prospectus. The right to withdraw or surrender may be restricted prior to age 59 1/2 if the Contract is issued with a tax sheltered annuity endorsement.
What Other Charges and Deductions Apply to the Contract?
Other than the CDSC, we will charge the fees and charges listed below unless we reduce or waive the fee or charge as discussed in the Charges and Deductions section of this prospectus: The mortality and expense risk charge may never be entirely waived.
•	a transfer fee for certain transfers among investment options;

•	an annual contract maintenance fee;

•	a mortality and expense risk charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts;

•	an administration charge, which is an expense of the Separate Account and charged against all assets in the Subaccounts; and

•	premium taxes, if any.
In addition to charges and deductions under the Contracts, the Portfolios incur expenses that are passed through to Owners. Portfolio expenses for the fiscal year ended December 31, 2009 are described in the prospectuses and SAIs for the Portfolios.
How Do I Contact the Company?
Any questions or inquiries should be directed to our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-5423, 1-800-789-6771. Please include the Contract number and your name. You may also contact us through our web site, www.gafri.com.

THE PORTFOLIOS
Overview
The Separate Account currently offers the following Subaccounts, each of which is invested in a Portfolio with its own investment objectives and policies. The current Portfolio prospectuses, which accompany this prospectus, contain additional information concerning the investment objectives and policies of each Portfolio, the investment advisory services and administrative services of each Portfolio and the charges of each Portfolio. There is no assurance that the Portfolios will achieve their stated objectives. The SEC does not supervise the management or the investment practices and/or policies of any of the Portfolios. You should read the Portfolio prospectuses carefully before making any decision concerning the allocation of purchase payments to, or transfers among, the Subaccounts. For a copy of any prospectus of any Portfolio, which contains more complete information about the Portfolio, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, Ohio 45201-4523, call us at 1-800-789-6771, or go to our website at www.gafri.com.
The Company and/or its affiliates may directly or indirectly receive payments from the Portfolios and/or their service providers (investment advisers, administrators and/or distributors) in connection with certain administrative, marketing and other services provided by the Company and/or its affiliates and expenses incurred by the Company and/or its affiliates. The Company and/or its affiliates generally receive three types of payments: Rule 12b-1 fees, support fees and other payments. The Company and its affiliates may use the proceeds from these payments for any corporate purpose, including payment of expense related to promoting, issuing, distributing and administering the Contracts, marketing the underlying Portfolios, and administering the Separate Account. The Company and its affiliates may profit from these payments. More information about these payments is included in the Statement of Additional Information.
Portfolios, Share Classes, Advisors and Portfolio Investment Categories

SHARE
PORTFOLIO	CLASS	ADVISOR	INVESTMENT CATEGORY

American Century Variable Portfolios, Inc.

Large Company Value Fund	Class II	American Century Investment Management	Domestic equity: Large value

Mid Cap Value Fund	Class II	American Century Investment Management	Domestic equity: Mid cap value

Ultra® Fund	Class II	American Century Investment Management	Domestic equity: Large growth

VistaSM Fund	Class I	American Century Investment Management	Domestic equity: Mid cap growth

Calamos® Advisors Trust

Growth and Income Portfolio	n/a	Calamos Advisors LLC	Balanced: Moderate allocation

Davis Variable Account Fund, Inc.

Value Portfolio	n/a	Davis Selected Advisers, L.P. Sub-Adviser: Davis Selected Advisers-NY, Inc.	Domestic equity: Large blend

Dreyfus Portfolios

Dreyfus Investment Portfolios Technology Growth Portfolio	Initial	The Dreyfus Corporation	Domestic equity: Technology

The Dreyfus Socially Responsible Growth Fund, Inc.	Service	The Dreyfus Corporation	Domestic equity: Large growth

Dreyfus Stock Index Fund, Inc.	Service	The Dreyfus Corporation (Index Mgr: Mellon Capital Management Corp*)	Domestic equity: Large blend

Dreyfus Variable Investment Fund Appreciation Portfolio	Service	The Dreyfus Corporation	Domestic equity: Large blend

Dreyfus Variable Investment Fund Money Market Portfolio	N/A	The Dreyfus Corporation	Money market: Money market taxable

Financial Investors Variable Insurance Trust

Ibbotson Balanced ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Balanced: Moderate allocation

Ibbotson Conservative ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Balanced: Conservative allocation

Ibbotson Growth ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Domestic equity: Large blend

Ibbotson Income and Growth ETF Asset Allocation Portfolio	n/a	ALPS Advisers, Inc. Sub-Advisor: Ibbotson Associates	Balanced: Conservative allocation

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund	Class 2	Templeton Investment Counsel, LLC	International equity: Foreign large value

SHARE
PORTFOLIO	CLASS	ADVISOR	INVESTMENT CATEGORY

Invesco Variable Insurance Funds +

Invesco V.I. Capital Development Fund	Series II	Invesco Advisors, Inc.	Domestic equity: Mid cap growth

Invesco V.I. Core Equity Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Large blend

Invesco V.I. Financial Services Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Financial

Invesco V.I. Global Health Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Health

Invesco V.I. Government Securities Fund	Series II	Invesco Advisors, Inc.	Government bond: Intermediate government

Invesco V.I. Mid Cap Core Equity Fund	Series II	Invesco Advisors, Inc.	Domestic equity: Mid cap blend

Invesco V.I. Small Cap Equity Fund	Series I	Invesco Advisors, Inc.	Domestic equity: Small blend

Invesco V.I. Utilities Fund	Series II	Invesco Advisors, Inc.	Specialty Stock: Utilities

Invesco Van Kampen V.I. U.S. Mid Cap Value Portfolio	Series I	Invesco Advisors, Inc.	Domestic equity: Mid-cap value

Invesco Van Kampen V.I. Value Portfolio	Series I	Invesco Advisors, Inc.	Domestic equity: Large value

Janus Aspen Series

Balanced Portfolio	Service	Janus Capital Management	Balanced: Moderate allocation

Enterprise Portfolio	Service	Janus Capital Management	Domestic equity: Mid-cap growth

Janus Portfolio	Service	Janus Capital Management	Domestic equity: Large growth

Overseas Portfolio	Service	Janus Capital Management	International equity: Foreign large growth

Morgan Stanley—The Universal Institutional Funds, Inc.

Mid Cap Growth Portfolio	Class I	Morgan Stanley Investment Management, Inc.	Domestic equity: Mid cap growth

U.S. Real Estate Portfolio	Class I	Morgan Stanley Investment Management, Inc.	Specialty Stock: Real estate

Neuberger Berman Advisors Management Trust

Guardian Portfolio	Class S	Neuberger Berman Management Inc.	Domestic equity: Large blend

Small-Cap Growth Portfolio	Class S	Neuberger Berman Management Inc.	Domestic equity: Small growth

Oppenheimer Variable Account Funds

Capital Appreciation Fund	Service	OppenheimerFunds	Domestic equity: Large growth

Global Securities Fund	Service	OppenheimerFunds	International equity: World stock

Main Street Fund®	Service	OppenheimerFunds	Domestic equity: Large blend

Main Street Small Cap Fund	Service	OppenheimerFunds	Domestic equity: Small blend

PIMCO Variable Insurance Trust

High Yield Portfolio	Administrative	Pacific Investment Management Company	Specialty bond: High yield bond

Real Return Portfolio	Administrative	Pacific Investment Management Company	General bond: Inflation-protected bond

Total Return Portfolio	Administrative	Pacific Investment Management Company	General bond: Intermediate-term bond

Rydex Variable Trust

Rydex | SGI U.S. Long Short Momentum Fund	n/a	Rydex Investments	Domestic equity: Large growth

Wilshire Variable Insurance Trust

2015 ETF Fund	n/a	Wilshire Associates Incorporated	Balanced: Target date 2011-2015

2025 ETF Fund	n/a	Wilshire Associates Incorporated	Balanced: Target date 2021-2025

2035 ETF Fund	n/a	Wilshire Associates Incorporated	Balanced: Target date 2031-2035

+	The full legal name of Invesco Variable Insurance Funds is AIM Variable Insurance Funds (Invesco Variable Insurance Funds).

*	An affiliate of The Dreyfus Corporation.
2010 Portfolio Changes — The list above and this prospectus reflects the name changes and transactions described below.
•	On May 1, 2010, the AIM portfolios changed their brand name to Invesco. For example, AIM V.I. Capital Development Fund became Invesco V.I. Capital Development Fund.

•	On May 25, 2010, the Rydex VT All-Cap Opportunity Fund, a series of the Rydex Variable Trust, changed its name to the Rydex|SGI U.S. Long Short Momentum Fund.

•	On May 1, 2010, The Universal Institutional Funds, Inc. changed its brand name from Van Kampen to Morgan Stanley.

•	On June 1, 2010 or as soon as practical after that date, Van Kampen’s U.S. Mid Cap Value Portfolio and Value Portfolio, which currently are series of The Universal Institutional Funds, Inc., will be merged into AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and change their brand name to Invesco Van Kampen. The list above reflects this anticipated transaction.
Each Ibbotson Portfolio and each Wilshire Portfolio listed in the table above is structured as a “fund of funds”. A “fund of funds” attempts to achieve its investment objective by investing in other investment companies (each, an “Acquired Fund”), which in turn invests directly in securities. Each Ibbotson Portfolio and each Wilshire Portfolio indirectly incurs a proportionate share of the expenses of each Acquired Fund in which it invests. As a result of this fund of funds structure, the Ibbotson Portfolios and the Wilshire Portfolios will likely incur higher expenses than funds that invest directly in securities.
THE FIXED ACCOUNTS
The available fixed investment options are:
•	Fixed Accumulation Account Option

•	Fixed Account Option Three-Year Guarantee Period
Note: The following restrictions on allocations to the Fixed Account Option Three-Year Guarantee Period were effective as of May 1, 2009:
•	If you own a Contract with a guaranteed interest rate of 3% for the Fixed Account options, you will not be able to allocate Purchase Payments or transfer amounts to the Fixed Account Option Three-Year Guarantee Period.

•	If you own a Contract with a guaranteed interest rate of less than 3% for the Fixed Account options, you will be able to allocate Purchase Payments or transfer amounts to the Fixed Account Option Three-Year Guarantee Period.
The guaranteed interest rate for your Contract is set out on the contract specification page.
Interests in the Fixed Account options are not securities and are not registered with the SEC. The Fixed Account options are part of the Company’s general account. Amounts allocated to the Fixed Account options and interest credited to the Fixed Account options are guaranteed by the Company. Interests in the Subaccounts are securities registered with the SEC. The Owner bears the risk of investment gain or loss on amounts allocated to the Subaccounts.
There are restrictions on allocations to the Fixed Accounts, which are more fully described in the Purchase Payments and Investment Options-Allocations sections of this prospectus. There are also restrictions on transfers to and from the Fixed Accounts, which are described more fully in the Transfers section of this prospectus.
Fixed Accumulation Account
Amounts allocated to the Fixed Accumulation Account generally will receive a stated rate of interest of at least 3% per year. We may from time to time pay a higher current interest rate for the Fixed Accumulation Account.
Fixed Account Options with Guarantee Periods
(This section applies only to Contracts with a guaranteed interest rate option of less than 3% for the Fixed Account options.)
Amounts allocated to a Fixed Account option with a guarantee period will receive a stated rate of interest for the guarantee period. The stated rate of interest will not change during the applicable guarantee period. The stated rate of interest will be at least the minimum required under the law of the state when and where the Contract is issued, but may be higher.
Example: You allocate $5,000 to the Fixed Account Option Three-Year Guarantee Period when the stated rate of interest for the option is 3.5%. The $5,000 you allocated to the option will earn interest at a rate of 3.5% per year, compounded annually, for the next three years.
Renewal of Fixed Account Options with Guarantee Periods
At the end of a guarantee period and for 30 days preceding the end of the period, the Owner may elect a new option to replace the option that is then maturing. The Company will notify the Owner of the date on which the amount matures and Fixed Account options available at that time.
The entire amount in the maturing option may be re-allocated to any of the then-current Fixed Account options or Subaccounts. The Owner may not re-allocate to a Fixed Account option with a guarantee period that would extend beyond the annuity commencement date (the “latest date”).
If the Owner does not elect a new option, the entire amount maturing will be re-allocated to the maturing option so long as its guarantee period does not extend beyond the “latest date.” If the guarantee period extends beyond the “latest date,” the entire amount maturing will be re-allocated to the Fixed Account option with the longest available guarantee period that expires before the “latest date” or, failing that, the Fixed Accumulation option.
Example: You own a Contract with a guaranteed interest rate of 2% for the Fixed Account options. You allocate $5,000 to the Fixed Account Option Three-Year Guarantee Period (the “Three Year Option”). At the end of the three-year guarantee period, the “latest date” will occur in five years. You do not elect a new option. The $5,000 is re-allocated to the Three-Year Option for another three years. At the end of second three-year guarantee period, the “latest date” will occur in two years. Once again, you do not elect a new option. The $5,000 cannot be re-allocated to the Three-Year Option because the three year guarantee period will extend beyond the “latest date.” No Fixed Account option with a shorter guarantee period is then available. The $5,000 is re-allocated to the Fixed Accumulation Account option.
PURCHASE PAYMENTS AND ALLOCATION TO INVESTMENT OPTIONS
Overview
Each Contract allows for an Accumulation Period during which purchase payments are invested according to the Owner’s instructions.
You can control the allocation of investments through transfers or through the following investment programs offered by the Company: dollar cost averaging, portfolio rebalancing and interest sweep. For more information on these programs, see the Automatic Transfer Programs section of this prospectus.
You can access the Account Value before the Annuity Commencement Date through systematic withdrawal, or contract loans (if available) or surrenders. These features are described more fully in the Withdrawals and Surrenders and Contract Loans sections of this prospectus.
Purchase Payments
Purchase payments may be made at any time during the Accumulation Period. The current restrictions on purchase payment amounts are:

	Tax-Qualified	Non-Tax-Qualified
Minimum initial purchase payment	$20,000	$20,000
Minimum monthly payment under periodic payment program	$50	N/A
Minimum additional payments	$100	$100
Maximum single purchase payment	$1,000,000* or Company approval	$1,000,000* or Company approval

*	The maximum single purchase payment is $500,000 for issue ages above age 80 or Company approval.
We reserve the right to increase or decrease the minimum initial purchase payment, or the minimum monthly payment, or the minimum allowable additional purchase payment, or the maximum single purchase payment, at its discretion and at any time, where permitted by law.
We will apply your initial Purchase Payment to the account using the following rules.
•	If the application or order ticket is in Good Order, we will apply the initial Purchase Payment within two business days of receipt of the purchase payment.

•	If the application or order ticket is not in Good Order, we will attempt to get the application or order ticket in Good Order within five business days. If the application or order ticket is not in Good Order at the end of five business days, we will inform the purchaser of the reason for the delay and that the Purchase Payment will be returned immediately unless he or she specifically agrees that we may keep the Purchase Payment until the application or order ticket is in Good Order. Once the application or order ticket is in Good Order, we will apply the Purchase Payment within two business days.
During the right to cancel period, we reserve the right to allocate all purchase payments to either the Fixed Accumulation Account or a money market Subaccount, at our discretion. If we exercise this right, we will allocate the Account Value as of the end of the right to cancel period to the Fixed Account options and/or to the Subaccounts in the percentages that you have instructed.

If an initial Purchase Payment or any portion of an initial Purchase Payment is allocated to a Subaccount, we will apply it at the Accumulation Unit Value at the end of the Valuation Period in which the second business day occurs.
We will apply each additional Purchase Payment to your account as of the Valuation Date on which we receive the Purchase Payment and any related instructions are in Good Order. If the additional Purchase Payment or any portion of the additional Purchase Payment is allocated to a Subaccount, we will apply the additional Purchase Payment at the next Accumulation Unit Value calculated after we receive the Purchase Payment and related instructions in Good Order.
Purchase Payment(s) that are allocated to a Subaccount are converted into Accumulation Units. The number of Accumulation Units credited is determined by dividing the dollar amount directed to that Subaccount by the value of the Accumulation Unit for that Subaccount at the end of the Valuation Period during which the amount is received.
The initial Accumulation Unit Value for the Money Market Subaccount was set at $1.00 and the initial Accumulation Unit Value for each of the other Subaccounts was set at $10.00. After that, the Accumulation Unit Value is calculated at the end of each Valuation Period. The Accumulation Unit Value at the end of each Valuation Period is the Accumulation Unit Value as of the end of the prior Valuation Period multiplied by the Net Investment Factor. The Accumulation Unit Values will vary as a result of the varying investment performance of the Portfolios. The deduction of the mortality and expense risk charge and the administration charge also affects the Accumulation Unit Values.
Allocations to Investment Options
You can allocate Purchase Payments in whole percentages to any of the available Subaccounts or Fixed Account options. Allocation instructions must be made by Written Request.

Subaccount Options	Fixed Account Options
See the Portfolios section of this prospectus for a listing and description of the currently available Subaccounts.	• Fixed Accumulation Account Option • Three-Year Guaranteed Interest Rate Option*

*	For Contracts issued after May 1, 2004 in states where the Company has received regulatory approval, amounts may be allocated to the Three-Year Guaranteed Interest Rate Option only during the first contract year.
Interests in the Subaccounts are securities registered with the SEC. The Owner bears the risk of investment gain or loss on amounts allocated to the Subaccounts. Interests in the Fixed Account options are not securities and are not registered with the SEC.
Your Contract contains more information about the Fixed Account options, including information about how and when interest rates are determined and changed and how and when interest is credited to accounts allocated to the Fixed Account options.
The current restrictions on allocations for either tax-qualified or non-tax-qualified Contracts are:

Minimum allocation to any Subaccount	$10

Minimum allocation to Fixed Accumulation Account	$10

Minimum allocation to a Fixed Account option with a guaranteed period	$2,000 No amounts may be allocated to any guarantee period option which would extend beyond the Annuity Commencement Date.

Allocation during right to cancel period	No current restrictions, but the Company reserves the right to require that purchase payment(s) be allocated to the money market Subaccount or to the Fixed Accumulation Account option during the right to cancel period.
We may, in our sole discretion, restrict or prohibit allocations to Subaccounts or Fixed Account options from time to time on a nondiscriminatory basis.

CHARGES AND DEDUCTIONS
Charges and Deductions By the Company
We have two types of charges and deductions. We assess charges directly to the Contract. These charges are the contingent deferred sales charge, the annual contract maintenance fee, premium taxes (as applicable) and transfer fees. They are reflected in your Account Value.
We also assess charges against the Separate Account. These charges are the administration charge and the mortality and expense risk charge. They are reflected in the Accumulation Unit Values.
Contingent Deferred Sales Charge (“CDSC”)

Purpose of Charge	Offset expenses incurred by the Company in the sale of the Contracts, including commissions paid and costs of sales literature.

Amount of Charge	Up to 7% of each purchase payment, depending on the number of years elapsed since receipt of the purchase payment.

Number of full years elapsed between date of receipt of purchase payment and date request for withdrawal or surrender received	0	1	2	3 or more

CDSC as a percentage of purchase payment withdrawn or surrendered	7%	6%	4%	0%

When and How Deducted	On partial for full surrenders of purchase payments only, not earnings, during the Accumulation Period. For purposes of calculating the CDSC, we process full or partial surrenders against purchase payments in the order in which we receive them.

Waivers	• Free withdrawal privilege. See the Surrender and Withdrawals section for information.

• In the Company’s discretion where the Company incurs reduced sales and servicing expenses.

• If the Contract is issued with a tax sheltered annuity endorsement: (i) upon separation from service if Owner has attained age 55 and the Contract has been in force for at least seven years; or (ii) after the Contract has been in force ten years or more.

• Long term care waiver rider. See the Surrender and Withdrawals section for information.

• If the Social Security Administration determines after the Contract is issued that the Owner is “disabled” as that term is defined in the Social Security Act of 1935, as amended.

• If the spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) becomes Successor Owner. See the Account Value section for information.

• Where required to satisfy state law.
Deduction for Contingent Deferred Sales Charge When You Take a Withdrawal
Unless you instruct us otherwise, any contingent deferred sales charge that applies to a withdrawal will be deducted from the amount remaining in your account after you receive the amount you requested. In other words, the amount of the withdrawal will be grossed-up to cover the charge. For example, if the charge is 4%, you request $100, and no waiver applies, you receive $100, the charge is $4.17, and the total withdrawal from your account is $104.17.

Contract Maintenance Fee

Purpose of Fee	Offset expenses incurred in issuing the Contracts and in maintaining the Contracts and the Separate Account.

Amount of Fee	$30.00 per year.

When and How Deducted	Before the Commencement Date, we deduct this fee pro rata from the Subaccounts and Fixed Account options on each Contract Anniversary the Contract is in effect, and at full surrender. After the Commencement Date, we deduct a portion of the annual fee from each variable dollar payment

Waivers	• Before the Commencement Date if the Account Value is at least $40,000 on the date the charge is due.

• After the Commencement Date if the amount applied to the annuity benefit is at least $40,000.

• If the Contract is issued with a tax sheltered annuity endorsement.

• In our discretion where we incur reduced sales and servicing expenses.

• After the Commencement Date where required to satisfy state law.
Transfer Fee

Purpose of Fee	Offset cost incurred in administering the Contracts.

Amount of Fee	$25 for each transfer in excess of 12 in any contract year. We reserve the right to change the amount of this fee at any time, or the number of transfers which can be made without incurring the fee at any time. The transfer fee will never exceed $30 for each transfer, and the number of transfers that can be made without a charge will never be fewer than 8.

When and How Deducted	Before the Commencement Date, we deduct the fee from the amount transferred.

Waivers	Currently, the transfer fee does not apply to transfers associated with the dollar cost averaging, interest sweep and portfolio rebalancing programs. Transfers associated with these programs do not count toward the free transfers permitted in a contract year. We reserve the right to eliminate this waiver at any time.
Administration Charge

Purpose of Charge	Offset expenses incurred in administering the Contracts and the Separate Account.

Amount of Charge	Daily charge equal to 0.000411% of the daily Net Asset Value for each Subaccount, which corresponds to an annual effective rate of 0.15%.

When and How Deducted	Before the Commencement Date, and if variable dollar payments are elected after the Commencement Date, we deduct this charge from amounts invested in the Subaccounts.

Waivers	May be waived or reduced in our discretion where we incur reduced sales and servicing expenses.
Mortality and Expense Risk Charge

Purpose of Charge	Compensation for assuming certain mortality and expense risks under the Contract.

• We assume mortality risks because we are obligated under the Contract to make Annuity Benefit payments and Death Benefit payments.

• We assume expense risks because our actual expenses in administering the Contracts and the Separate Account could exceed the amount recovered through the contract maintenance fees, transfer fees and administration charges.

Amount of Charge	Daily charge equal to 0.004141% of the daily Net Asset Value for each Subaccount, which corresponds to an effective annual rate of 1.50%.

When and How Deducted	Before the Commencement Date and, if a variable dollar payments are elected, after the Commencement Date, we deduct this charge from amounts invested in the Subaccounts.

Waivers	None.

Premium Taxes
Currently some state governments impose premium taxes on annuity purchase payments. These taxes currently range from zero to 3.5% depending upon the jurisdiction. A federal premium tax has been proposed but not enacted. We will deduct any applicable premium taxes from the Purchase Payments or the Account Value, at the time the tax is imposed.
Expenses Related to Loans
If loans are available under your Contract and you borrow money under the loan provisions of your Contract, we will charge interest on the loan. The maximum interest rate we charge on a loan is 8%. For more information about loans, see the Contract Loans section of the prospectus
Maximum Charges
Except as described below, we will never charge more to a Contract than the fees and charges described even if our actual expenses exceed the total fees and charges collected. If the fees and charges that we collect exceed the actual expenses that we incur, the excess will be profit to us and will not be returned to you.
The Company reserves the right to change the amount of the transfer fee in the future, or the number of transfers that can be made without incurring the transfer fee, and/or to charge fees for the automatic transfer programs described in the Transfers section of this prospectus, and/or for the systematic withdrawal program described in the Surrender and Withdrawals section of this prospectus, if in the Company’s discretion, it determines such charges are necessary to offset the costs of administering transfers or systematic withdrawals. The maximum amount of these charges and fees is described below.
Discretionary Waivers of Charges
We will look at the following factors to determine if we will waive a charge, in part or in full, due to reduced sales and servicing expenses: (1) the total amount of purchase payments to be received; and (2) any prior or existing relationship with us. We would expect to incur reduced sales and servicing expenses in connection with Contracts offered to our employees and employees of our subsidiaries and/or affiliates. There may be other circumstances, of which we are not presently aware, that could result in reduced sales and servicing expenses. In no event will we waive a charge where such waiver would be unfairly discriminatory to any person.
Expenses of the Portfolios
In addition to charges and deductions by the Company, each Portfolio incurs management fees and other expenses which are described in the prospectus and Statement of Additional Information for the Portfolio. Portfolio expenses, like Separate Account expenses, are reflected in Accumulation Unit Values and Benefit Unit Values.
TRANSFERS
Transfers
If allowed by us, in our sole discretion, before the Commencement Date you may transfer amounts among Subaccounts, among Fixed Account options, and/or between Subaccounts and Fixed Account options by Written Request once each Valuation Period.
A transfer is effective on the Valuation Date during which we receive the Written Request for transfer. We will process transfers to a Subaccount at the Accumulation Unit Value calculated after we receive the transfer request in Good Order.
The current restrictions on transfers are:

Tax-Qualified and Non-Tax-Qualified
Minimum Transfers from

- any Subaccount	$500 or balance of Subaccount, if less than $1,000

- Fixed Account option	$500 or balance of Fixed Account option, if less

Minimum Transfer to

- Fixed Accumulation Account	None

- Fixed Account option with guarantee period	$2,000 — No amounts may be transferred to a guarantee period option which would extend beyond the Annuity Commencement Date.

Maximum Transfers from

- Fixed Accumulation Account	During any contract year, 20% of the Fixed Account option’s value as of the most recent contract anniversary.

- Maturing Fixed Account option with guarantee period	The amount contained in the maturing Fixed Account option with guarantee period.

- Non-Maturing Fixed Account option with guarantee period	During any contract year, 20% of the Fixed Account option’s value as of the most recent contract anniversary without penalty.

General Restrictions on Transfers from Fixed Account options
• May not be made prior to first contract anniversary.

• Amounts transferred from Fixed Account options to Subaccounts may not be transferred back to Fixed Account options for a period of six months from the date of the original transfer.

General Restrictions on Transfers to Fixed Account option with guarantee period	For Contracts issued after May 1, 2004 in states where the Company has received regulatory approval, amounts may be transferred to the Three-Year Guaranteed Interest Rate Option only during the first contract year.
A transfer is effective on the Valuation Date during which we receive the request for transfer. We will process transfers to a Subaccount at the Accumulation Unit Value calculated after we receive the transfer request in Good Order.
We may, in our sole discretion, restrict, delay or prohibit transfers to any Fixed Account option or any Subaccount from time to time on a nondiscriminatory basis.
How to Request a Transfer
Currently, you may make a transfer request by Written Request or any of the following alternate methods:
•	by telephone at 1-800-789-6771

•	by facsimile at 513-768-5115

•	over the Internet through our web site at www.gafri.com,
All transfer requests must comply with the terms of the Contract. We accept transfer instructions once each Valuation Period. Once instructions have been accepted, they may not be rescinded; however, new instructions may be given the following Valuation Period.
You may place transfer instructions by telephone, facsimile or over the internet between 9:30 a.m. and 4:00 p.m. Access to these alternate methods of placing transfer requests, particularly through our web site, may be limited or unavailable during periods of peak demand, system upgrading and maintenance, or for other reasons. We may withdraw the right to make transfers by telephone, facsimile or over the Internet upon 10 days’ written notice to affected Contract Owners.
We will not be liable for complying with transfer instructions that we reasonably believe are genuine, or for any loss, damage, cost or expense in acting on such instructions. In addition, the Company will not be liable for refusing to comply with transfer instructions that are not in Good Order or that we reasonably believe are not genuine, or for any loss, damage, cost or expense for failing to act on such instructions. You or the person controlling payments will bear the risk of such loss. We will employ reasonable procedures to determine that telephone, facsimile or Internet instructions are genuine. If we do not employ such procedures, we may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, tape recording telephone instructions or requiring use of a unique password or other identifying information.

Automatic Transfer Programs
During the Accumulation Period, the Company offers the automatic transfer services described below. To enroll in one of these programs, you will need to complete the appropriate authorization form, which you can obtain from the Company by calling 1-800-789-6771. There are risks involved in switching between investments available under the Contract.
Currently, the transfer fee does not apply to dollar cost averaging, portfolio rebalancing, or interest sweep transfers, and transfers under these programs will not count toward the twelve transfers permitted under the Contract without a transfer fee charge. However, the Company reserves the right to impose a fee in such amount as the Company may then determine to be reasonable for participation in automatic transfer programs.

Minimum Account
Service	Description	Requirements	Limitations/Notes

Dollar Cost Averaging Dollar cost averaging requires regular investments regardless of fluctuating price levels and does not guarantee profits or prevent losses in a declining market. You should consider your financial ability to continue dollar cost averaging transfers through periods of changing price levels.
	Automatic transfers from the money market Subaccount to any other Subaccount(s), or from the Fixed Accumulation Account option (where available) to any Subaccount(s), on a monthly or quarterly basis.	Source of funds must be at least $10,000. Minimum transfer per month is $500. When balance of source of funds falls below $500, entire balance will be allocated according to dollar cost averaging instructions.	Dollar cost averaging transfers may not be made to any of the Fixed Account options. The dollar cost averaging transfers will take place on the last Valuation Date of each calendar month or quarter as requested by the Owner.

Portfolio Rebalancing Portfolio rebalancing does not guarantee profits or prevent losses in a declining market.	Automatically transfer amounts between the Subaccounts and the Fixed Accumulation Account option (where available) to maintain the percentage allocations selected by the Owner.	Minimum Account Value of $10,000.	Transfers will take place on the last Valuation Date of each calendar quarter. Portfolio rebalancing will not be available if the dollar cost averaging program or an interest sweep from the Fixed Accumulation Account option is being utilized.

Interest Sweep	Automatic transfers of the income from any Fixed Account option(s) to any Subaccount(s).	Balance of each Fixed Account option selected must be at least $5,000. Maximum transfer from each Fixed Account option selected is 20% of such Fixed Account option’s value per year. Amounts transferred under the interest sweep program will reduce the 20% maximum transfer amount otherwise allowed.	Interest sweep transfers will take place on the last Valuation Date of each calendar quarter.
Change in or Termination of Automatic Transfer Programs
You may change any automatic transfer instructions that are in place or may terminate your participation in any of the automatic transfer programs at any time. To change your instructions or to terminate your participation, you must send us a Written Request by U.S. or overnight mail, or by facsimile at 513-768-5115. Termination and change instructions will also be accepted by telephone at 1-800-789-6771. You must give us at least 30 days’ notice to change any automatic transfer instructions that are already in place or to terminate your participation in an automatic transfer program.
We may terminate, suspend or modify any aspect of the automatic transfer programs described above without prior notice to you, as permitted by applicable law. Any such termination, suspension or modification will not affect automatic transfer programs already in place.
We may also impose an annual fee for participation in an automatic transfer program or increase the current annual fee, as applicable, in such amount(s) as we may then determine to be reasonable. The maximum amount of the annual fee that we would impose for participating in each automatic transfer program is $30.

Transfer Restrictions Related to Active Trading Strategies
Neither the Contracts described in this prospectus nor the underlying Portfolios are designed to support active trading strategies that involve frequent movement between or among Subaccounts (sometimes referred to as “market-timing” or “short-term trading”). Persons who intend to use an active trading strategy should consult a financial advisor and request information on variable annuity contracts that offer underlying Portfolios designed specifically to support active trading strategies.
We have implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. Transfer restrictions may vary by state.
Appendix B to this prospectus contains more information about these processes and restrictions.
WITHDRAWALS AND SURRENDERS
An Owner may surrender a Contract in full or take withdrawals from a Contract during the Accumulation Period. A CDSC may apply on a surrender or withdrawal. If a CDSC applies to a withdrawal, it will generally be deducted from the remaining contract value. For more information about the calculation of the CDSC, please see the Deduction for Contingent Deferred Sales Charge When You Make a Withdrawal section of this prospectus.
A withdrawal or surrender is effective on the Valuation Date during which we receive the Written Request for withdrawal or surrender in Good Order. A withdrawal or surrender that results in the cancellation of Accumulation Units will be processed at the next Accumulation Unit Value calculated after we receive the Written Request in Good Order.
The restrictions and charges on surrender or withdrawals are:

	Tax-Qualified	Non-Tax-Qualified

Minimum amount of withdrawal	$500	$500

Minimum remaining Surrender Value after withdrawal	$ 500	$ 500

Amount available for surrender or withdrawal (valued as of end of Valuation Period in which request for surrender or withdrawal is received by the Company)	Account Value subject to tax law restrictions on surrender and withdrawals	Account Value

Tax-Qualified and Non-Tax-Qualified

Tax penalty for early withdrawal	When applicable, 10% of amount distributed before age 59 1/2

Contract maintenance fee on surrender	$30 (no CDSC applies to fee)

Contingent deferred sales charge (“CDSC”)	Up to 7% of purchase payments

Order of withdrawal for purposes of CDSC (order may be different for tax purposes)	First from purchase payments in the order in which we receive them (CDSC may apply) and then from accumulated earnings (no CDSC applies)
The right to make withdrawals or surrender may be restricted prior to age 59 1/2 if the Contract is issued with a tax sheltered annuity endorsement.
A surrender will terminate the Contract. Withdrawals are taken proportionally from all Subaccounts and Fixed Account options in which the Contract is invested on the date the Company receives the withdrawal request, unless the Owner requests that the withdrawal be taken from a specific investment option. If you wish to specify the Subaccount(s) and/or Fixed Account option(s) from which you wish to make a withdrawal and the amount of the withdrawal to be taken from each specified Subaccount or Fixed Account option, you must include this information in your written request, calculated after we receive the written request in Good Order. A surrender or withdrawal is effective on the Valuation Date during which the Company receives the written request for surrender or withdrawal in Good Order and will be processed at the next Accumulation Unit Value. Payment of the amount surrendered or withdrawn may be delayed if the amount was paid to the Company by a check that has not yet cleared. As permitted under certain state laws, payment and processing of the amount surrendered or withdrawn from a Fixed Account option may be delayed for up to six months after receipt of the request for surrender or withdrawal. If we delay processing and payment, we will comply with applicable state law. Payment of the amount surrendered or withdrawn from the Subaccounts may be delayed during any period the New York Stock Exchange is closed or trading is restricted, or when the SEC either: (1) determines that there is an emergency which prevents valuation or disposal of securities held in the Separate Account; or (2) permits a delay in payment for the protection of security holders.
Free Withdrawal Privilege
The Company will waive the CDSC on withdrawals of 10% or less of all purchase payments received that have not been previously withdrawn and that would otherwise still be subject to a CDSC. No Free Withdrawal Privilege is available on surrender of a Contract. We reserve the right to reduce the Account Value by the amount of any CDSC waived on any withdrawal(s) taken within the six months preceding a request for a surrender. This is in addition to any other applicable deductions.
If the Free Withdrawal Privilege is not exercised during a contract year, it does not carry over to the next contract year.
Long-Term Care Waiver Rider
If the Long-Term Care Waiver Rider is available in your state, it is automatically provided with your Contract. If a Contract is modified by the Long-Term Care Waiver Rider, a surrender or withdrawal may be made free of any CDSC if the Owner has been confined in a qualifying licensed hospital or long-term care facility for at least 90 days beginning on or after the first contract anniversary. There is no charge for this rider.
Systematic Withdrawal
During the Accumulation Period, an Owner may elect to automatically withdraw money from the Contract. The Account Value must be at least $10,000 in order to make a systematic withdrawal election. The minimum monthly amount that can be withdrawn is $100. Systematic withdrawals will be subject to the CDSC to the extent the amount withdrawn exceeds the free withdrawal privilege. The Owner may begin or discontinue systematic withdrawals at any time by request to the Company, but at least 30 days’ notice must be given to make a change to any systematic withdrawal instructions that are currently in place. The Company reserves the right to discontinue offering systematic withdrawals at any time. Currently, the Company does not charge a fee for systematic withdrawal services. However, the Company reserves the right to impose an annual fee in such amount as the Company may then determine to be reasonable for participation in the systematic withdrawal program. If imposed, the fee will not exceed $30 annually.
Before electing a systematic withdrawal program, you should consult with a tax advisor. Systematic withdrawal is similar to annuitization, but will result in different taxation of payments and potentially different amount of total payments over the life of the Contract than if annuitization were elected.
CONTRACT LOANS
If loans are available under a Contract, loan provisions are described in the loan endorsement to the Contract. We may make loans to Owners of a Contract that is issued with a tax sheltered annuity endorsement, as allowed under tax law. If loans are available under your Contract and you borrow money under the loan provisions, we will charge interest on the loan. The maximum interest rate we charge is 8%. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved from the Subaccounts you designate to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral, which will be at least 3%. Generally, we require the collateral amount to be 110% of the outstanding loan balance. The restrictions that otherwise apply to the Fixed Accumulation Account do not apply to transfers of collateral amounts to the Fixed Accumulation Account or to such amounts no longer required to collateralize the loan.
The difference between the interest rate we charge on a loan and the interest rate we credit to the collateral amount is called the “loan interest spread.”
•	Because the maximum interest rate we charge on a loan is 8% and the minimum interest rate we credit to the collateral amount in the Fixed Accumulation Account is 3%, the maximum loan interest spread is 5%.

•	Because we are currently charging 6% interest on loans and crediting 3% interest on collateral, the current “loan interest spread” is 3%.

Any unpaid interest will be added to the loan. As a result, it will be compounded and be part of the loan.
If loans are available under your Contract and you borrow money under the loan provisions, you will not be able to surrender or annuitize your Contract until all such loans are paid in full. Loans may also limit the amount of money that you can partially surrender from your Contract. If you default in repaying a loan under your Contract, we may pay off the loan by effectively reducing your Account Value by an amount equal to the balance of the loan.
If we receive money from you while a loan is outstanding under your Contract, we will treat the money as a Purchase Payment unless you notify us that the money is a loan payment. We do not treat loan payments as Purchase Payments for the purpose of the CDSC.
Loan amounts and repayment requirements are subject to provisions of the Internal Revenue Code, and default on a loan will result in a taxable event. You should consult a tax advisor before exercising loan privileges.
A loan, whether or not repaid, will have a permanent effect on the Account Value of a Contract because the collateral cannot be allocated to the Subaccounts or a Fixed Account guaranteed interest rate option. The longer the loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on collateral while the loan is outstanding, the Account Value will not increase as rapidly as it would if no loan were outstanding. If investment results are below that rate, the Account Value will be higher than it would have been if no loan had been outstanding.
ANNUITY BENEFIT
An Owner may designate the Annuity Commencement Date, and may change the date up to 30 days before annuity payments are scheduled to begin. If annuity payments begin, such payments will be in lieu of all other benefits under the Contract.
For non-tax qualified Contracts, unless the Company agrees otherwise, the Annuity Commencement Date cannot be later than the contract anniversary following the eighty-fifth (85th) birthday of the oldest Owner, or five years after the effective date of the Contract, whichever is later. For tax-qualified Contracts, unless the Company agrees otherwise, the Annuity Commencement Date cannot be later than the contract anniversary following the Owner’s seventieth (70th) birthday.
The amount applied to a settlement option to provide annuity payments generally will be the Account Value as of the end of the Valuation Period immediately preceding the Annuity Commencement Date.
The Owner generally may select any form of settlement option currently available. The standard forms of settlement options are described in the Settlement Options section of this prospectus.
If the Owner has not previously made an election as to the form of settlement option, the Company will contact the Owner to ascertain the form of settlement option to be paid. Available options include fixed dollar payments, variable dollar payments, or a combination of variable and fixed dollar payments. If the Owner does not select a settlement option, the Company will apply the Account Value pro rata to a combination variable and fixed dollar payments for the life of the Annuitant with ten years of payments assured, as described in the Settlement Options section of this prospectus.
DEATH BENEFIT
Death Benefit
A death benefit will be paid under a Contract if an Owner dies during the Accumulation Period. If a surviving spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) becomes the Successor Owner of the Contract, the death benefit will be paid following the death of the Successor Owner if he or she dies during the Accumulation Period. If a death benefit is paid, it will be in lieu of any other benefits under the Contract.
The death benefit will be allocated among the Subaccounts and Fixed Account options. This allocation will occur as of the Death Benefit Valuation Date. It will be made in the same proportion as the value of each option bears to the total Account Value immediately before that date.

Any applicable premium tax or other taxes not previously deducted, and any outstanding loans will be deducted from the death benefit amounts described below.
Death Benefit payments shall be made to the Beneficiary as payee. The Beneficiary will be the person on whose life any Death Benefit payments under a settlement option are based. Any payments that remain after the death of the Beneficiary would be paid to a contingent payee designated in a settlement option election made by the Owner, or if none then to a contingent payee designated by the Beneficiary, or if none then to the estate of the last payee.
Non-tax-qualified contracts also allow a Beneficiary that is a non-natural person to elect instead to have Death Benefit payments made to a payee to whom the Beneficiary is obligated to make corresponding payments of a death benefit. In that case, payments under a life option would be based on the life of the person to whom the Beneficiary is obligated, and any payments that remain after the death of a payee or contingent payee would revert to the Beneficiary.
The death benefit may be paid in a lump sum, or in any form of settlement option then available. The standard forms of settlement options are described in the Settlement Options section of this prospectus. An Owner may elect the form of payment of the death benefit at any time before his or her death. If the Owner does not make an election as to the form of death benefit, the Beneficiary may make an election within one year after the Owner’s death. If no election as to form of settlement option is made, the Company will apply the death benefit pro rata to a combination of variable and fixed dollar payments for a fixed period of four years.
A partial surrender or withdrawal from the Contract may result in the reduction of the Death Benefit that is greater than the amount of the partial surrender or withdrawal.
Death Benefit Amount
The Death Benefit Amount will be equal to the greater of:
1)	the Account Value on the Death Benefit Valuation Date; or
2)	the total purchase payments, reduced proportionally for withdrawals.
The reduction for withdrawals will be in the same proportion that the Account Value was reduced on the date of the withdrawal.
Example of Determination of Death Benefit Amount
This example is intended to help you understand how a withdrawal impacts the Death Benefit amount.
Assuming your total Purchase Payments equal $100,000, your Account Value is $90,000, you withdraw $10,000 from the Contract, and you are left with an Account Value of $80,000.

Step One: Calculate the proportional reduction.

1 —	$80,000	Account Value immediately after withdrawal	= 11.1111%	Percentage

	$90,000	Account Value immediately before withdrawal		Reduction

$100,000	Purchase	x 11.1111%	Percentage	= $11,111	Proportional
	Payments		Reduction		Reduction

Step Two: Calculate the reduced Purchase Payment amount.

Purchase Payments	$100,000
Less proportional reduction for withdrawals	-- 11,111

Purchase Payments reduced for withdrawals	$88,889

Step Three: Determine the Death Benefit amount.
Immediately after the withdrawal, the reduced Purchase Payments of $88,889 is greater than the Account Value of $80,000, so the Death Benefit amount would be $88,889.

Step Up in Value for Successor Owner
If your spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) becomes the Successor Owner of the Contract, the Account Value of the contract will be increased, as of the date that would have been the Death Benefit Valuation Date, to equal the amount of the death benefit which would have been payable if your spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) had not become the Successor Owner of the Contract. If the Account Value is increased under this provision, the Company will deposit the amount of the increase into the Fixed Accumulation Account Option. There is no additional charge associated with this feature.
If the death benefit which would have been payable is equal to the Account Value as of the date that would have been the Death Benefit Valuation Date, there will be no change in the Account Value of the Contract.
For purposes of determining the date that would have been the Death Benefit Valuation Date, the election to become Successor Owner will be deemed to be instructions as to the form of death benefit. Therefore, the date that would have been the Death Benefit Valuation Date will be the later of the date we receive Due Proof of Death of the Owner, or the date we receive a Successor Owner election, but never later than one year after the date of death of the Owner.
If your spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) becomes the Successor Owner of the Contract, any Contingent Deferred Sales Charge which would otherwise apply on surrender will be waived, except that if any additional purchase payments are paid by the Successor Owner, Contingent Deferred Sales Charges will apply as described in this Contract, to those additional purchase payments only.
Payment of Benefits
When a Contract is annuitized, or when a death benefit is applied to a settlement option, the Account Value or the death benefit, as the case may be, the Company promises to pay a stream of benefit payments for the duration of the settlement option selected. Benefit payments are based on the account value and generally may be calculated and paid: (1) as variable dollar payments; (2) as fixed dollar payments; or (3) as a combination of both. There is no additional charge associated with the form of Death Benefit election. The stream of payments, whether variable dollar or fixed dollar, is an obligation of the Company’s general account. However, only the amount of fixed dollar payments is guaranteed by the Company. The Owner (or Payee) bears the risk that any variable dollar payment may be less than the variable dollar base payment, or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently. Transfers between variable dollar payments and fixed dollar payments are not permitted, but transfers of Benefit Units among Subaccounts are permitted once each 12 months after variable dollar payments have been paid for at least 12 months. The formulas for transferring Benefit Units among Subaccounts during the Benefit Payment Period are set forth in the Statement of Additional Information.
If the beneficiary is an individual and the lump sum payment option is selected, we pay the death benefit by establishing an interest-bearing draft account for the beneficiary in the amount of the death benefit. This account is called the Great American Benefit Choice Account. We send the beneficiary a personalized “checkbook” for this account. The beneficiary may withdraw all or part of the money in this account at any time by writing a draft against the account. The servicing bank will process the draft by drawing funds from our general account.
The Great American Benefit Choice Account earns interest, which is compounded daily and credited monthly. We set the interest rate for this account. We review the rate periodically and we may change it at any time. We may make a profit on the money held in this account.
The Great American Benefit Choice Account is part of our general account. It is not a bank account, and it is not insured by the FDIC, NCUSIF, or any government agency. As part of our general account, it is subject to the claims of our creditors.
In some circumstances when a lump sum payment option is selected, we do not establish a draft account for the beneficiary.
•	If the death benefit is less than $5,000 or the beneficiary is a non-natural person such as a trust, estate or corporation, we pay the death benefit with a single check payable to the beneficiary.

•	If the beneficiary is a resident of Arkansas, Colorado, Florida, Kansas, Maryland, Nevada, North Carolina or North Dakota and he or she requests that the lump sum be paid by check, we pay the death benefit with a single check payable to the beneficiary.

SETTLEMENT OPTIONS
Settlement Options
The Company will make periodic payments in any form of settlement option that is acceptable to it at the time of an election. The standard forms of settlement options are described below. Payments under any settlement option may be in monthly, quarterly, semiannual or annual payment intervals. If the amount of any regular payment under the form of settlement option elected would be less than $50, an alternative form of settlement option will have to be elected. The Company, in its discretion, may require benefit payments to be made by direct deposit or wire transfer to the account of a designated Payee.
The Company may modify minimum amounts, payment intervals and other terms and conditions at any time without prior notice to Owners. If the Company changes the minimum amounts, the Company may change any current or future payment amounts and/or payment intervals to conform to the change. More than one settlement option may be elected if the requirements for each settlement option elected are satisfied. Once payment begins under a settlement option that is contingent on the life of a specified person or persons, the settlement option may not be changed or commuted (i.e., redeemed at present value). Other settlement options may be commuted as described in the Commuted Values section of this prospectus.
The dollar amount of benefit payments will vary with the frequency of the payment interval and the duration of the payments. Generally, each payment in a stream of payments will be lesser in amount as the frequency of payments increases, or as the length of the payment period increases, because more payments will be paid. For life contingent settlement options, each payment in the stream of payments will generally be lesser in amount as the life expectancy of the Annuitant or Beneficiary increases because more payments are expected to be paid.
For life contingent settlement options, the death of the Annuitant may result in only a single payment being made. For fixed period settlement options, the periodic payments will continue for the entire fixed period even if the Annuitant dies during the payment period.
Income for a Fixed Period: The Company will make periodic payments for a fixed period of 5 to 30 years. (Payment intervals of 1 to 4 years are available for death benefit settlement options only.)
Life Annuity with Payments for a Fixed Period: The Company will make periodic payments for a specified fixed period, or until the death of the person on whose life benefit payments are based if he or she lives longer than the fixed period.
Joint and One-Half Survivor Annuity: The Company will make periodic payments until the death of the primary person on whose life benefit payments are based; thereafter, the Company will make one-half of the periodic payment until the death of the secondary person on whose life benefit payments are based.
Income for a Fixed Period, Not to Exceed Life Expectancy: The Company will make periodic payments for a fixed period equal to the life expectancy of the person on whose life benefit payments are based, as determined under life expectancy tables adopted by the Health Care Financing Administration. If this option is elected, the Contract is irrevocable and has no value that can be assigned, surrendered, loaned, commuted or withdrawn. The first payment will be paid as of the last day of the initial payment interval.
For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40%male) with interest at 1% per year, compounded annually.
For all other Contracts, the Company uses applicable 1983 annuity mortality tables with interest at 2% per year, compounded annually.
Forms of Benefit Payments Under Settlement Options
Benefit payments may be calculated and paid as fixed dollar payments, variable dollar payments, or a combination of both. The stream of payments, whether fixed dollar or variable dollar, is an obligation of our general account. However, we guarantee only the amount of fixed dollar payments. The beneficiary (or the applicable payee) bears the risk that any variable dollar payment may be less than the initial variable dollar payment, or that it may decline to zero, if Benefit Unit Values for that payment decrease sufficiently.
You may request that Annuity Benefit payments or Death Benefit payments be made as fixed dollar payments, variable dollar payments, or a combination of both.
Fixed Dollar Payments
The amount to be applied to fixed dollar payments is the fixed Account Value as of the Commencement Date. It will include the amount of any transfer to fixed dollar payments that is made from the Separate Account on that date. It will not include the amount of any transfer to variable dollar payments that is made from the Fixed Accumulation Account as of the end of the Valuation Period that precedes the Commencement Date. The amount to be applied to payments will be reduced by any fees and charges, loans, or applicable premium tax or other taxes not previously deducted.
Fixed dollar payments are determined as follows. We start with the amount to be applied to fixed dollar payments. We then deduct a pro-rata portion of the contract maintenance fee. The resulting amount, expressed in thousands of dollars is then multiplied by the amount of the periodic payment per $1,000 of value. This payment is obtained for the settlement option that is elected. Fixed dollar payments will remain level for the duration of the payment period.
Variable Dollar Payments
The amount to be applied to variable dollar payments is the variable Account Value as of the end of the Valuation Period that precedes the Commencement Date. It will include the amount of any transfer to variable dollar payments that is made from the Fixed Accumulation Account as of that same time. It will be reduced by the amount of any transfer to fixed dollar payments that is to be made from the Separate Account on the Commencement Date. An amount that is transferred from the Fixed Accumulation Account will be allocated among the Subaccounts by Written Request. The amount to be applied to payments will be reduced by any fees and charges, loans, or applicable premium tax or other taxes not previously deducted.
The variable dollar base payment on the Commencement Date is determined as follows. We start with the amount to be applied to variable dollar payments, expressed in thousands of dollars. This amount is then multiplied by the amount of the periodic payment per $1,000 of value. This payment is obtained for the settlement option that is elected.
The total amount of each variable dollar payment will be equal to the sum of the payments from each Subaccount. The payment from each Subaccount is found by multiplying the number of Benefit Units held in that Subaccount for such variable dollar payments by the Benefit Unit Value for that Subaccount. We do this as of the end of the fifth Valuation Period before the date that the payment is due.
Number of Benefit Units. The number of Benefit Units in each Subaccount held for variable dollar payments is determined as follows. We divide the dollar amount of the variable dollar base payment from each Subaccount by the Benefit Unit Value for that Subaccount as of the Commencement Date. The number of Benefit Units in each Subaccount will change if the person controlling payments makes transfers among Subaccounts. The Benefit Units in each Subaccount will change proportionally to a change in the base payment due to any change in the payment interval or as specified by the settlement option. Otherwise, the number of Benefit Units remains fixed during the payment period.
Benefit Unit Values. An explanation of how Benefit Unit Values are calculated is included in the Definitions section of this prospectus.
Subsequent to the Commencement Date, the actual amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected. It may vary from payment to payment.
We will deduct a pro-rata portion of the contract maintenance fee from each payment.
Considerations in Selecting a Settlement Option and Payment Forms
Periodic payments under a settlement option are affected by various factors, including the length of the payment period, the life expectancy of the person on whose life benefit payments are based, the frequency of the payment interval (monthly, quarterly, semi-annual or annual), and the payment form selected (fixed dollar or variable dollar).

•	Generally, the longer the period over which payments are made or the more frequently the payments are made, the lower the amount of each payment because more payments will be made.

•	For life contingent settlement options, the longer the life expectancy of the Annuitant or Beneficiary, the lower the amount of each payment because more payments are expected to be paid.

•	Fixed dollar payments will remain level for the duration of the payment period.

•	The actual amount of each variable dollar payment may vary from payment to payment regardless of the duration of the payment period. The actual amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected. The daily investment factor and the assumed interest rate also affect the amount by which variable dollar payments increase or decrease.
Additional information about fixed dollar payments, variable dollar payments, the daily investment factor, and the assumed interest rate is included in the Calculation of Benefit Payments and Glossary of Financial Terms sections of this prospectus.
THE CONTRACTS
Each Contract is an agreement between the Company and the Owner. Values, benefits and charges are calculated separately for each Contract. Because the Company is subject to the insurance laws and regulations of all the jurisdictions where it is licensed to operate, the availability of certain Contract rights and provisions in a given State may depend on that State’s approval of the Contracts. Where required by state law or regulation, the Contracts will be modified accordingly. The Contracts also may be modified as necessary to meet the requirements for inclusion as an investment option in the Texas Optional Retirement Program or other retirement program. To obtain an explanation of the modifications we have made to contracts delivered in the state where you live, contact us at our Administrative Office, P.O. Box 5423, Cincinnati, OH 45201-5423, or call us at 1-800-789-6771.
Your Right to Cancel
The Owner of a Contract may cancel it before midnight of the tenth day following the date the Owner receives the Contract. For a valid cancellation, the Contract must be returned to the Company, and written notice of cancellation must be given to the Company, or to the agent who sold the Contract, by that deadline. If mailed, the return of the Contract or the notice is effective on the date it is postmarked, with the proper address and with postage paid. If the Owner cancels the Contract, the Contract will be void and the Company will refund the purchase payment(s) paid for it plus or minus any investment gains or losses under the Contract as of the end of the Valuation Period during which the returned Contract is received by the Company. When required by state or federal law, the Company will return the purchase payments without any investment gain or loss, during all or part of the right to cancel period. In addition, when required by state or federal law, the Company will return the Purchase Payments in full, without deducting any fees or charges, during all or part of the right to cancel period. When required by state law, the right to cancel period may be longer than 10 days. During the right to cancel period specified on the first page of the Contract, the Company reserves the right to allocate all purchase payments to either the Fixed Accumulation Account or a money market Subaccount, at our discretion. If we exercise this right, we will allocate the Account Value as of the end of the right to cancel period to the Fixed Account options and/or to the Subaccounts in the percentages that the Owner instructed.
Our Right to Terminate
We reserve the right to terminate any Contract at any time that the Account Value is less than $500. If we terminate the Contract, we will pay you the Account Value less any fees and charges, loans, and applicable premium tax or other taxes not previously deducted.
Ownership Provisions
Owner: The Owner is the person with authority to exercise rights and receive benefits under the Contract (e.g., make allocations among investment options, elect a settlement option, designate the Annuitant, Beneficiary and Payee). An Owner must ordinarily be a natural person, or a trust or other legal entity holding a contract for the benefit of a natural person. Ownership of a non-tax-qualified Contract may be transferred, but transfer may have adverse tax consequences. Ownership of a tax-qualified Contract may not be transferred. Unless otherwise elected or required by law, a transfer of Ownership will not automatically cancel a designation of an Annuitant or Beneficiary or any settlement options election previously made.

Joint Owners: There may be joint Owners of a non-tax-qualified Contract. Joint Owners may each exercise transfer rights and make purchase payment allocations independently. All other rights must be exercised by joint action. A surviving joint Owner who is not the spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) of a deceased Owner may not become a Successor Owner, but will be deemed to be the Beneficiary of the death benefit which becomes payable on the death of the first Owner to die, regardless of any Beneficiary designation.
Successor Owner: The surviving spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) of a deceased Owner may become a Successor Owner if the surviving spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) was either the joint Owner or sole surviving Beneficiary under the Contract. In order for a spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) to become a Successor Owner, the Owner must make an election prior to the Owner’s death, or the surviving spouse (or you civil union partner/domestic partner/same-gender spouse in applicable states) must make an election within one year of the Owner’s death.
As required by federal tax law, the Contract contains rules about the rate at which a death benefit must be paid to a beneficiary who is not your spouse. If the successor owner is not you spouse as defined by federal tax law, then after your death the contract values must be distributed in a manner that complies with these rules.
Civil Union Partners, Domestic Partners and Same-Gender Married Couples: The federal Defense of Marriage Act states that none of the following persons are considered married under federal law: civil union partners, domestic partners, or same-gender married couples. Therefore the favorable tax treatment provided by federal tax law to a surviving spouse is NOT available to a surviving civil union partner, a surviving domestic partner, or the surviving spouse of a same-gender marriage. For information about federal tax laws, please consult a tax advisor.
Annuitant: The Annuitant is the person whose life is the measuring life for life contingent annuity benefit payments. The Annuitant must be the same person as the Owner under a tax-qualified Contract. The Owner may designate or change an Annuitant under a non-tax-qualified Contract. Unless otherwise elected or required by law, a change of Annuitant will not automatically cancel a designation of a Beneficiary or any settlement option election previously made.
Beneficiary: The person entitled to receive the death benefit. The Owner may designate or change the Beneficiary, except that a surviving joint Owner will be deemed to be the Beneficiary regardless of any designation. Unless otherwise elected or required by law, a change of Beneficiary will not automatically cancel a designation of any Annuitant or any settlement option election previously made. If no Beneficiary is designated, and there is no surviving joint Owner, the Owner’s estate will be the Beneficiary. The Beneficiary will be the measuring life for life contingent death benefit payments.
Payee: Under a tax-qualified Contract, the Owner-Annuitant is the Payee of annuity benefits. Under a non-tax-qualified Contract, the Owner may designate the Annuitant or the Owner as the Payee of annuity benefits. Irrevocable naming of a Payee other than the Owner can have adverse tax consequences. The Beneficiary is the Payee of the death benefit.
Assignee: Under a tax-qualified Contract, assignment is not permitted. The Owner of a non-tax-qualified Contract may assign most of his/her rights or benefits under a Contract. Assignment of rights or benefits may have adverse tax consequences.

ANNUITY INVESTORS LIFE INSURANCE COMPANY®
The Company is a stock life insurance company incorporated under the laws of the State of Ohio in 1981. The Company is principally engaged in the sale of variable and fixed annuity policies. The home office of the Company is located at 525 Vine Street, Cincinnati, Ohio 45202.
The obligations under the Contracts are obligations of the Company. The fixed benefits under this Contract are provided through the Fixed Account. The Fixed Account is part of our general account and its values are not dependent on the investment performance of the Subaccounts that make up the Separate Account. The variable benefits under this Contract are provided through the Separate Account, which is described below.
The Company’s general account assets are used to guarantee the payment of applicable annuity and death benefits under the Contracts. As a result, Contract owners must rely on the financial strength of the Company for any benefit payments under the Contract. To the extent that we are required to pay benefit amounts in excess of the applicable Contract values, such amounts will come from the Company’s general account assets. You should be aware that the Company’s general account is exposed to the risks normally associated with a portfolio of fixed maturity securities, equity securities and derivatives. Certain risks are inherent in connection with fixed maturity securities, including loss upon default, price volatility and prepayment risk. The Company’s financial statements in the Statement of Additional Information include a further discussion of investments held by the Company’s general account. In addition, the Company’s general account is subject to the claims of its creditors.
The Company and GAA are involved in various kinds of routine litigation which, in management’s judgment, are not of material importance to their assets or the Separate Account. There are no pending legal proceedings against the Separate Account.
THE SEPARATE ACCOUNT
General
The Separate Account was established by the Company on November 7, 2001 as an insurance company separate account under the laws of the State of Ohio pursuant to resolution of the Company’s Board of Directors. The Separate Account is registered with the SEC as a unit investment trust. It is divided into Subaccounts that invest in corresponding Portfolios. Interests in the Subaccounts are securities registered with the SEC. However, the SEC does not supervise the management or the investment practices or policies of the Separate Account.
The assets of the Separate Account are owned by the Company, but they are held separately from the other assets of the Company. Under Ohio law, the assets of a separate account are not chargeable with liabilities incurred in any other business operation of the Company. Income, gains and losses incurred on the assets in the Separate Account, whether realized or not, are credited to or charged against the Separate Account, without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account maintained by the Company. The assets of the Separate Account will be held for the exclusive benefit of Owners of, and the persons entitled to payment under, the Contracts offered by this prospectus and all other contracts issued by the Separate Account. The obligations under the Contracts are obligations of the Company.
Additions, Deletions, or Substitutions of Subaccounts
New Subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions so warrant. Any new Subaccounts will be made available to existing Owners on a basis to be determined by us and that is not discriminatory. We do not guarantee that any of the Subaccounts or any of the Portfolios will always be available for allocation of Purchase Payments or variable dollar payments or transfers. We may substitute the shares of a different portfolio or a different class of shares for shares held in a Portfolio.
In the event of any addition, merger, combination or substitution, we may make such changes in the Contract as may be necessary or appropriate to reflect such event. Additions, mergers, combinations or substitutions may be due to an investment decision by the Company, or due to an event not within our control, such as liquidation of a Portfolio or an irreconcilable conflict of interest between the Separate Account and another insurance company which offers the Portfolio. We will obtain approval of additions, mergers, combinations or substitutions from the SEC to the extent required by the Investment Company Act of 1940, as amended (“1940 Act”), or other applicable law. We will also notify you before we make a substitution.
If deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more separate accounts.
VOTING OF PORTFOLIO SHARES
To the extent required by law, we will vote all Portfolio shares held in the Separate Account at regular and special shareholder meetings of the respective Portfolios. The Portfolios are not required to hold annual or other regular meetings of shareholders.
Before the Commencement Date, we will vote Portfolio shares according to instructions of Owners, unless we are permitted to vote shares in our own right. We will solicit voting instructions in accordance with procedures established by the respective Portfolios. Each person or entity having a voting interest in a Subaccount will receive proxy material, reports and other material relating to the appropriate Portfolio.
We will calculate the number of votes for which you may provide voting instructions separately for each Subaccount. We will determine the number by applying your percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount. We will determine your percentage interest and the total number of votes as of the record date established by that Portfolio for voting purposes.
We will also vote or abstain from voting shares for which we receive no timely instructions and shares we hold as to which Owners have no beneficial interest (including shares held by us as reserves for benefit payments*). We will vote or abstain from voting such shares in proportion to the voting instructions we receive from Owners of all Contracts participating in the Subaccount. Because we will use this proportional method of voting, a small number of Owners may determine the manner in which we will vote Portfolio shares for which we solicit voting instructions but receive no timely instructions.
Each person or entity having a voting interest in a Subaccount will receive proxy material, reports and other material relating to the appropriate Portfolio. The Portfolios are not required to hold annual or other regular meetings of shareholders.
•	Neither the Owner nor Payee has any interest in the Separate Account after the Commencement Date. Benefit Units are merely a measure of the amount of the benefit payments we are obligated to pay on each payment date.
DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
Great American Advisors®, Inc. (“GAA”) is the principal underwriter of the contracts. Its business address is 525 Vine Street, Cincinnati, Ohio 45202. GAA is an indirect wholly-owned subsidiary of American Financial Group, Inc. and, as a result, is an affiliate of the Company.
The Contracts are sold by insurance agents who are also registered representatives of (1) GAA or (2) other broker-dealers that have entered into selling agreements with GAA. GAA and the other broker-dealers are registered under the Securities Exchange Act of 1934, and are members of the National Association of Securities Dealers, Inc. All registered representatives who sell the Contracts are appointed by the Company as insurance agents and are authorized under applicable state insurance regulations to sell variable annuity contracts.
The Company pays commissions to GAA for promotion and sale of the contracts. GAA retains the commissions for sales made through its registered representatives, or pays the commissions to other broker-dealers for sales made through their registered representatives. GAA and the other broker-dealers pay their registered representatives from their own funds. Commissions paid by the Company are calculated as a percentage of the purchase payments received for a contract. The maximum percentage is 8.5% of the purchase payments received from a contract. Commissions paid by the Company may also be calculated as a percentage of the contract value (sometimes called a trail commission). Trail commissions are not expected to exceed 1% of the contract value on an annual basis.

Commissions paid on the Contracts and payments for other services are not charged directly to you or your Account Value, but are charged indirectly through fees and charges imposed under the Contracts. If these fees and charges are not sufficient to cover the commissions and other payments, any deficiency will be made up from our general assets
The Statement of Additional Information includes more information about the compensation we pay to GAA and additional compensation that GAA pays to select selling firms.
FEDERAL TAX MATTERS
This section provides a general description of federal income tax considerations relating to the Contracts. The purchase, holding and transfer of a Contract may have federal estate and gift tax consequences in addition to income tax consequences. Estate and gift taxation is not discussed in this prospectus or in the Statement of Additional Information. State taxation will vary depending on the state in which you reside, and is not discussed in this prospectus or in the Statement of Additional Information.
The tax information provided in the prospectus is not intended or written to be used as legal or tax advice. It is written solely to provide general information related to the sale and holding of the Contracts. A taxpayer cannot use it for the purpose of avoiding penalties that may be imposed under the tax laws. You should seek advice on legal or tax questions based on your particular circumstances from an independent attorney or tax advisor who is not affiliated with the Company.
Tax Deferral on Annuities
Internal Revenue Code (“IRC”) Section 72 governs taxation of annuities in general. The income earned on a Contract is generally not included in income until it is withdrawn from the Contract. In other words, a Contract is a tax-deferred investment. The Contracts must meet certain requirements in order to qualify for tax-deferred treatment under IRC Section 72. These requirements are discussed in the Statement of Additional Information. In addition, tax deferral is not available for a Contract when an Owner is not a natural person unless the Contract is part of a tax-qualified retirement plan or the Owner is a mere agent for a natural person. For a nonqualified deferred compensation plan, this rule means that the employer as Owner of the Contract will generally be taxed currently on any increase in the Account Value, although the plan itself may provide a tax deferral to the participating employee.
Tax-Qualified Retirement Plans
Annuities may also qualify for tax-deferred treatment, or serve as a funding vehicle, under tax-qualified retirement plans that are governed by other IRC provisions. These provisions include IRC Sections 401 (pension and profit sharing plans), 403(b) (tax-sheltered annuities), 408 and 408A (individual retirement annuities), and 457(g) (governmental deferred compensation plans). Tax-deferral is generally also available under these tax-qualified retirement plans through the use of a trust or custodial account without the use of an annuity.
The tax law rules governing tax-qualified retirement plans and the treatment of amounts held and distributed under such plans are complex. If the Contract is to be used in connection with a tax-qualified retirement plan, including an individual retirement annuity (“IRA”) under a Simplified Employee Pension (SEP) Plan, you should seek competent legal and tax advice regarding the suitability of the Contract for the situation involved and the requirements governing the distribution of benefits.
Contributions to a tax-qualified Contract are typically made with pre-tax dollars, while contributions to other Contracts are typically made from after-tax dollars, though there are exceptions in either case. Tax-qualified Contracts may also be subject to restrictions on withdrawals that do not apply to other Contracts. These restrictions may be imposed to meet the requirements of the IRC or of an employer plan. Following is a brief description of the types of tax-qualified retirement plans for which the Contracts are available.

Individual Retirement Annuities
IRC Sections 219 and 408 permit certain individuals or their employers to contribute to an individual retirement arrangement known as an “Individual Retirement Annuity” or “IRA”. Under applicable limitations, an individual may claim a tax deduction for certain contributions to an IRA. Contributions made to an IRA for an employee under a Simplified Employee Pension (SEP) Plan or Savings Incentive Match Plan for Employees (SIMPLE) established by an employer are not includable in the gross income of the employee until distributed from the IRA. Distributions from an IRA are taxable to the extent that they represent contributions for which a tax deduction was claimed, contributions made under a SEP plan or SIMPLE, or income earned on the Contract.
Roth IRAs
IRC Section 408A permits certain individuals to contribute to a Roth IRA. Contributions to a Roth IRA are not tax deductible. Tax-free distributions of contributions may be made at any time. Distributions of earnings are tax-free following the five-year period beginning with the first year for which a Roth IRA contribution was made if the Owner has attained age 59 1/2, become disabled, or died, or for qualified first-time homebuyer expenses.
Tax-Sheltered Annuities
IRC 403(b) of the Code permits public schools and charitable, religious, educational, and scientific organizations described in IRC Section 501(c)(3) to establish “tax-sheltered annuity” or “TSA” plans for their employees. TSA contributions and Contract earnings are generally not included in the gross income of the employee until distributed from the TSA. Amounts attributable to contributions made under a salary reduction agreement cannot be distributed until the employee attains age 59 1/2, severs employment, becomes disabled, incurs a hardship, is eligible for a qualified reservist distribution, or dies. The IRC and the plan may impose additional restrictions on distributions.
Pension, Profit—Sharing, and 401(k) Plans
IRC Section 401 permits employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish such plans for themselves and their employees. These plans may use annuity contracts to fund plan benefits. Generally, contributions are deductible to the employer in the year made, and contributions and earnings are generally not included in the gross income of the employee until distributed from the plan. The IRC and the plan may impose restrictions on distributions. Purchasers of a Contract for use with such plans should seek competent advice regarding the suitability of the Contract under the particular plan.
Roth TSAs and Roth 401(k)s
IRC Section 402A permits TSA plans and 401(k) plans to allow participating employees to designate some part or all of their future elective contributions as Roth contributions. Roth contributions to a TSA or 401(k) plan are included in the employee’s taxable income as earned. Distributions are considered to come proportionally from contributions and earnings. Distributions attributable to contributions are tax-free. Distributions attributable to earnings are tax-free following the five-year period beginning with the first year for which Roth contributions are made to the plan if the employee has attained age 59 1/2, become disabled, or died. Amounts attributable to Roth TSA and Roth 401(k) contributions are subject to the same distribution restrictions that apply to other amounts attributable to TSA or 401(k) contributions made under a salary reduction agreement. The plan may impose additional restrictions on distributions.
Governmental Deferred Compensation Plans
State and local government employers may purchase annuity contracts to fund eligible deferred compensation plans for their employees as described in IRC Section 457(b). Contributions and earnings are generally not included in the gross income of the employee until the employee receives distributions from the plan. Amounts cannot be distributed until the employee attains age 70 1/2, severs employment, becomes disabled, incurs an unforeseeable emergency, or dies. The plan may impose additional restrictions on distributions.
Nonqualified Deferred Compensation Plans
Employers may invest in annuity contracts in connection with unfunded deferred compensation plans for their employees. Such plans may include eligible deferred compensation plans of non-governmental tax-exempt employers described in IRC Section 457(b); deferred compensation plans of both governmental and nongovernmental tax-exempt employers that are taxed under IRC Section 457(f) and subject to Section 409A; and nonqualified deferred compensation plans of for-profit employers subject to Section 409A. In most cases, these plans are designed so that amounts credited under the plan will not be includable in the employees’ gross income until paid under the plan. In these situations, the annuity contracts are not plan assets and are subject to the claims of the employer’s general creditors. Whether or not made from the Contract, benefits payments are subject to restrictions imposed by the IRC and the plan.

Summary of Income Tax Rules
The following chart summarizes the basic income tax rules governing tax-qualified retirement plans, nonqualified deferred compensation plans, and other Contracts.

Nonqualified Deferred
	Tax-Qualified Contracts and Plans	Compensation Plans	Other Annuity Contracts

Plan Types	• IRC §401 (Pension, Profit—Sharing, 401(k))	• IRC §409A	IRC §72 only
	• IRC §403(b)(Tax-Sheltered Annuity)	• IRC §457 (Nongovernmental §457)
• IRC §408 (IRA, SEP,SIMPLE IRA)
• IRC §408A (Roth IRA)
• IRC §402A (Roth TSA or Roth 401(k))
• IRC §457 (Governmental §457)

Who May Purchase a Contract	Eligible employee, employer, or employer plan.	Employer on behalf of eligible employee. Employer generally loses tax-deferred status of Contract itself.	Anyone. Non-natural person will generally lose tax-deferred status.

Distribution Restrictions	Distributions from Contract or plan may be restricted to meet requirements of the Internal Revenue Code and/or terms of the retirement plan.		None.

Taxation of Surrenders and Lump Sum Death Benefit	Generally, 100% of distributions must be included in taxable income. However, the portion that represents an after-tax contributions or other “investment in the contract” is not taxable. Distributions from Roth IRA are deemed to come first from after-tax contributions. Distributions from other Contracts are generally deemed to come from investment in the contract on a pro-rata basis. Distributions from §408A Roth IRA or §402A Roth TSA or Roth 401(k) are completely tax free if certain requirements are met.		Generally, distributions must be included in taxable income until all earnings are paid out. Thereafter, distributions are tax-free return of the “investment in the contract”. However, distributions are tax-free until any contributions from before August 14, 1982 are returned.

Taxation of Annuitization Payments (annuity benefit or death benefit)	For fixed dollar benefit payments, a percentage of each payment is tax free equal to the ratio of after-tax “investment in the contract” (if any) to the total expected payments, and the balance is included in taxable income. For variable dollar benefit payments, a specific dollar amount of each payment is tax free, as predetermined by a pro rata formula, rather than a percentage of each payment. In either case, once the after-tax “investment in the contract” has been recovered, the full amount of each benefit payment is included in taxable income. Distributions from a Roth IRA, Roth TSA, or Roth 401(k) are completely tax free if certain requirements are met.

Possible Penalty Taxes for Distributions Before Age 59 1/2	Taxable portion of payments made before age 59 1/2 may be subject to 10% penalty tax (or 25% for a SIMPLE IRA during the first two years of participation). Penalty taxes do not apply to payments after the participant’s death, or to §457 plans. Other exceptions may apply.	No penalty taxes.	Taxable portion of payments made before age 59 1/2 may be subject to a 10% penalty tax. Penalty taxes do not apply to payments after the Owner’s death. Other exceptions may apply.

Assignment/ Transfer of Contract	Assignment and transfer of Ownership generally not permitted.		Generally, deferred earnings taxable to transferor on transfer or assignment. Gift tax consequences are not discussed herein.

Federal Income Tax Withholding	Eligible rollover distributions from §401, §403(b), and governmental §457(b) plan Contracts are subject to 20% mandatory withholding on taxable portion unless direct rollover. For other payments, Payee may generally elect to have taxes withheld or not.	Generally subject to wage withholding.	Generally, Payee may elect to have taxes withheld or not.

Required Minimum Distributions
The Contracts are subject to the required minimum distribution (“RMD”) rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.
For a tax-qualified Contract other than a Roth IRA, required minimum distributions must generally begin by April 1 following attainment of age 70 1/2. However, for a Tax-Sheltered Annuity Plan, Pension, Profit-Sharing, or 401(k) Plan, or Governmental Deferred Compensation Plan of an employer, a participant who is not a 5% owner of the employer may delay required minimum distributions until April 1 following the year in which the participant retires from that employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.
For a Roth IRA or Contract that is not tax-qualified, there are no required minimum distributions during life.
All Contracts are generally subject to required minimum distributions after death. Generally, if payments have begun under a settlement option during life or if under a tax-qualified Contract the required beginning date for distributions had been reached, then after death any remaining payments must be made at least as rapidly as those made or required before death. Otherwise, the death benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the beneficiary’s life expectancy. For a traditional IRA, a Roth IRA, or a Contract that is not tax-qualified, a beneficiary who is a surviving spouse (as defined by federal tax law) may elect out of these requirements, and apply the required minimum distribution rules as if the Contract were his or her own.
DELIVERY OF DOCUMENTS TO CONTRACT OWNERS
Reports and Confirmations
At least once each contract year. we will mail reports of the Contracts Account Value and any other information required by law to you. We will not send these reports after the Commencement Date or a full surrender of the Contract, whichever is first.
We will confirm receipt of any Purchase Payments made after the initial Purchase Payment in quarterly statements of account activity.
Householding
If you and other Owners at a shared address have consented to receive only one copy of each prospectus, annual report, or other required document per household (“householding”), you may revoke your consent at any time. Please contact us at 1-800-789-6771 or www.gafri.com if you wish to receive separate documents.
If you are currently receiving multiple copies of required documents, you may contact us at 1-800-789-6771 or www.gafri.com for additional information about householding.
Electronic Delivery of Required Documents
If you wish to receive prospectuses, SAIs, annual reports, and other required documents only in electronic form, you must give your consent to electronic delivery. You may revoke this consent at any time. Please contact us at 1-800-789-6771 or www.gafri.com for additional information about electronic delivery of documents.
THE REGISTRATION STATEMENT
We filed a Registration Statement with the SEC under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the SEC, located at 100 F Street, N.E., Washington, D.C., and may also be accessed at the SEC’s web site: http://www.sec.gov. The registration number for the Contracts is 333-88302.

STATEMENT OF ADDITIONAL INFORMATION
A Statement of Additional Information containing more details concerning the subjects discussed in this prospectus is available. The following is the table of contents for the Statement of Additional Information:

Annuity Investors Life Insurance Company
General Information and History
State Regulations
Separate Account and Subaccounts
Portfolios
General Information
Revenue We Receive from the Portfolios and/or Their Service Providers
Services
Telephone, Facsimile and Internet Instructions for Transfer Requests
Safekeeping of Separate Account Assets
Records and Reports
Experts
Distribution of the Contracts
Special Compensation Paid to GAA
Additional Compensation Paid to Selected Selling Firms
Performance Information
Standardized Total Return—Average Annual Total Return
Adjusted Historical Total Return
Non-Standardized Total Return—Cumulative Total Return
Standardized Yield for the Money Market Subaccount
Annuitants
Beneficiaries
Payees
Glossary of Financial Terms
Federal Tax Matters
Taxation of Separate Account Income
Tax Deferral on Non-Tax-Qualified Contracts
Financial Statements
Copies of the Statement of Additional Information dated May 1, 2010 are available without charge.
•	To request a copy, please clip this coupon on the dotted line below, enter your name and address in the spaces provided, and mail to: Annuity Investors Life Insurance Company, P.O. Box 5423, Cincinnati, Ohio 45201-5423.
•	You may also call us at 1-800-789-6771, or visit us at our web site www.gafri.com to request a copy.
Annuity Investors Variable Account C
Request for Statement of Additional Information

Name:

Address:

City:	State:	Zip:

APPENDIX A: CONDENSED FINANCIAL INFORMATION

Standard Accumulation	Number of
Unit Value	Standard Accumulation Units Outstanding	Year
American Century VP Large Company Value Fund-Class II Shares (Inception Date 12/1/2004)
8.925268	4,061.479	12/31/09
7.568031	4,511.614	12/31/08
12.297133	8,088.217	12/31/07
12.675321	5,239.918	12/31/06
10.759070	1,132.847	12/31/05
10.359777	0.000	12/31/04
American Century VP Mid Cap Value Fund-Class II Shares (Inception Date 12/1/2004)
12.172460	5,415.819	12/31/09
9.535082	5,427.643	12/31/08
12.843559	7,237.048	12/31/07
13.384899	6,904.739	12/31/06
11.319325	5,297.819	12/31/05
10.528682	759.795	12/31/04
American Century VP Ultra® Fund-Class II Shares (Inception Date 12/1/2004)
8.921347	1,634.783	12/31/09
6.743089	1,634.783	12/31/08
11.750498	1,634.783	12/31/07
9.887850	1,621.947	12/31/06
10.405895	3,249.274	12/31/05
10.375090	769.523	12/31/04
American Century VP VistaSM Fund-Class I Shares (Inception Date 12/1/2004)
9.917194	9,697.303	12/31/09
8.233535	9,846.739	12/31/08
16.296198	24,868.605	12/31/07
11.855601	14,768.327	12/31/06
11.057991	2,801.207	12/31/05
10.397136	0.000	12/31/04
Calamos Growth and Income Portfolio (Inception Date 5/1/2007)
9.568384	11,815.349	12/31/09
6.978054	6,375.101	12/31/08
10.394396	7,487.665	12/31/07
Davis Value Portfolio (Inception Date 5/1/2007)
7.508767	9,274.620	12/31/09
5.821102	8,074.656	12/31/08
9.918961	6,976.312	12/31/07
Dreyfus IP Technology Growth Portfolio-Initial Shares (Inception Date 12/1/2004)
10.755335	3,716.459	12/31/09
6.935855	3,818.551	12/31/08
11.990957	2,478.201	12/31/07
10.628168	1,668.274	12/31/06
10.359578	0.000	12/31/05
10.148837	0.000	12/31/04
The Dreyfus Socially Responsible Growth Fund, Inc.-Service Shares (Inception Date 8/1/2002)
11.756309	249.075	12/31/09
8.957957	1,038.789	12/31/08
13.924324	1,187.634	12/31/07
13.172068	1,790.827	12/31/06
12.291378	2,068.266	12/31/05
12.091635	2,371.868	12/31/04
11.604768	1,171.365	12/31/03
9.380402	307.160	12/31/02
Dreyfus Stock Index Fund, Inc.-Service Shares (Inception Date 8/1/2002)
12.098535	17,225.639	12/31/09
9.759604	27,855.690	12/31/08
15.833169	39,565.889	12/31/07
15.334857	42,231.547	12/31/06
13.533406	50,851.493	12/31/05
13.175650	25,319.223	12/31/04
12.139244	8,211.043	12/31/03
9.636045	800.395	12/31/02
Dreyfus VIF Appreciation Portfolio-Service Shares (Inception Date 8/1/2002)
11.897908	4,572.621	12/31/09
9.897415	5,385.658	12/31/08
14.320359	9,580.515	12/31/07

Standard Accumulation	Number of
Unit Value	Standard Accumulation Units Outstanding	Year
13.628145	14,469.234	12/31/06
11.923611	12,195.776	12/31/05
11.643677	5,568.564	12/31/04
11.296599	3,435.850	12/31/03
9.503473	4.632	12/31/02
Dreyfus VIF Money Market Portfolio (Inception Date 8/1/2002)
1.041343	94,358.118	12/31/09
1.056780	171,692.274	12/31/08
1.048449	77,484.981	12/31/07
1.017704	38,734.948	12/31/06
0.989633	38,815.369	12/31/05
0.980155	8,614.595	12/31/04
0.988836	30,434.344	12/31/03
0.998339	45.000	12/31/02
Ibbotson Balanced ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
8.847622	36,831.661	12/31/09
7.526854	50,792.857	12/31/08
10.076808	27,349.462	12/31/07
Ibbotson Conservative ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
10.149862	2,878.377	12/31/09
9.531938	5,892.543	12/31/08
10.314202	4,970.673	12/31/07
Ibbotson Growth ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
8.226248	193,322.906	12/31/09
6.710283	167,928.317	12/31/08
9.977900	22,185.286	12/31/07
Ibbotson Income and Growth ETF Asset Allocation Portfolio-Class II (Inception Date 5/1/2007)
9.460612	27,635.962	12/31/09
8.490434	30,199.827	12/31/08
10.175718	4,852.637	12/31/07

Invesco V.I. Capital Development Fund-Series II Shares (Inception Date 8/1/2002)
13.581475	3,908.012	12/31/09
9.725463	4,320.334	12/31/08
18.704635	13,982.184	12/31/07
17.205441	12,552.113	12/31/06
15.047251	3,421.356	12/31/05
14.001500	2,478.483	12/31/04
12.350046	1,463.141	12/31/03
9.295915	4.620	12/31/02
Invesco V.I. Core Equity Fund-Series I Shares (Inception Date 5/1/2006)
9.948906	3,133.184	12/31/09
7.884694	4,045.938	12/31/08
11.476905	4,559.886	12/31/07
10.794324	5,335.560	12/31/06
Invesco V.I. Financial Services Fund-Series I Shares (Inception Date 8/1/2002)
5.909180	5,665.057	12/31/09
4.715074	4,196.236	12/31/08
11.822627	5,758.342	12/31/07
15.455965	5,717.770	12/31/06
13.495535	1,951.469	12/31/05
12.955934	1,132.734	12/31/04
12.120987	223.534	12/31/03
9.508153	4.602	12/31/02
Invesco V.I. Global Health Care Fund-Series I Shares (Inception Date 8/1/2002)
13.261126	1,398.220	12/31/09
10.560826	2,288.017	12/31/08
15.044457	2,415.398	12/31/07
13.676798	3,339.535	12/31/06
13.213994	3,122.693	12/31/05
12.422775	1,933.827	12/31/04
11.748450	227.086	12/31/03
9.340507	4.582	12/31/02
Invesco V.I. Government Securities Fund-Series II Shares (Inception Date 8/1/2002)
11.791720	58,821.094	12/31/09
12.020754	73,630.487	12/31/08
10.915163	4,075.718	12/31/07
10.460630	4,280.789	12/31/06

Standard Accumulation	Number of
Unit Value	Standard Accumulation Units Outstanding	Year
10.297994	3,193.093	12/31/05
10.325051	1,993.882	12/31/04
10.265292	859.713	12/31/03
10.338868	4.490	12/31/02
Invesco V.I. Mid Cap Core Equity Fund -Series II Shares (Inception Date 8/1/2002)
15.308564	1,565.622	12/31/09
11.986767	1,476.077	12/31/08
17.090061	4,273.239	12/31/07
15.901972	3,613.553	12/31/06
14.568190	2,278.236	12/31/05
13.808384	1,507.535	12/31/04
12.361973	12.905	12/31/03
9.889956	4.540	12/31/02
Invesco V.I. Small Cap Equity Fund-Series I Shares (Inception Date 12/1/2004)
7.829069	2,678.998	12/31/09
6.563278	9,078.954	12/31/08
9.716018	13,090.472	12/31/07
12.445631	760.135	12/31/06
10.804291	132.231	12/31/05
10.174541	0.000	12/31/04
Invesco V.I. Utilities Fund -Series II Shares (Inception Date 8/1/2002)
14.725213	12,884.562	12/31/09
13.063994	15,483.801	12/31/08
19.683661	25,089.884	12/31/07
16.634820	14,388.613	12/31/06
13.503290	3,273.578	12/31/05
11.779537	2,006.527	12/31/04
11.632377	544.189	12/31/03
9.941737	4.600	12/31/02
Invesco Van Kampen V.I. U.S. Mid Cap Value Portfolio-Series I Shares (Inception Date 8/1/2002)
16.577448	11,376.420	12/31/09
12.108267	7,351.631	12/31/08
20.970961	21,998.732	12/31/07
19.773592	13,931.022	12/31/06
16.656660	7,780.954	12/31/05
15.079175	2,855.043	12/31/04
13.379216	1,181.210	12/31/03
9.610544	4.600	12/31/02
Invesco Van Kampen V.I. Value Portfolio-Series I Shares (Inception Date 8/1/2002)
13.344990	10,467.829	12/31/09
10.358138	7,091.124	12/31/08
16.420027	51,959.336	12/31/07
17.225226	36,976.102	12/31/06
14.982716	18,539.211	12/31/05
14.568529	9,759.388	12/31/04
12.570211	995.874	12/31/03
9.529623	4.580	12/31/02
Janus Aspen Series Balanced Portfolio-Service Shares (Inception Date 8/1/2002)
14.973773	21,771.241	12/31/09
12.123400	30,009.727	12/31/08
14.686041	35,203.966	12/31/07
13.540793	40,640.732	12/31/06
12.468684	48,567.258	12/31/05
11.775254	41,765.259	12/31/04
11.055380	21,649.322	12/31/03
9.881671	1,718.883	12/31/02
Janus Aspen Enterprise Portfolio-Service Shares (Inception Date 8/1/2002)
17.551550	1,004.298	12/31/09
12.354931	1,014.254	12/31/08
22.377517	1,647.302	12/31/07
18.691014	1,548.320	12/31/06
16.772144	1,027.770	12/31/05
15.221890	509.632	12/31/04
12.846310	4.600	12/31/03
9.689589	4.600	12/31/02
Janus Aspen Janus Portfolio-Service Shares (Inception Date 8/1/2002)
12.558827	6,876.247	12/31/09
9.388372	9,105.433	12/31/08

Standard Accumulation	Number of
Unit Value	Standard Accumulation Units Outstanding	Year
15.875990	9,526.079	12/31/07
14.062790	9,108.983	12/31/06
12.865715	8,706.867	12/31/05
12.576259	4,052.962	12/31/04
12.271033	1,271.373	12/31/03
9.485980	4.620	12/31/02
Janus Aspen Overseas Portfolio-Service Shares (Inception Date 12/1/2004)
20.348969	14,077.660	12/31/09
11.554129	13,063.620	12/31/08
24.594600	24,943.890	12/31/07
19.535740	12,383.879	12/31/06
13.546016	4,442.723	12/31/05
10.438379	0.000	12/31/04
Morgan Stanley UIF Mid Cap Growth Portfolio-Class I (Inception Date 5/1/2007)
9.116318	4,120.475	12/31/09
5.879270	1,870.075	12/31/08
11.230503	1,208.483	12/31/07
Morgan Stanley UIF U.S. Real Estate Portfolio-Class I (Inception Date 8/1/2002)
16.930021	11,852.560	12/31/09
13.411591	12,161.340	12/31/08
21.959616	27,962.469	12/31/07
26.926909	25,509.079	12/31/06
19.831863	18,747.212	12/31/05
17.226169	12,918.365	12/31/04
12.840820	1,975.515	12/31/03
9.491939	4.591	12/31/02
Neuberger Berman AMT Guardian Portfolio-Class S (Inception Date 8/1/2002)
13.574002	207.318	12/31/09
10.657360	447.660	12/31/08
17.301285	1,597.897	12/31/07
16.420788	2,631.771	12/31/06
14.772427	2,420.006	12/31/05
13.887835	2,147.237	12/31/04
12.220142	4.500	12/31/03
9.453942	4.500	12/31/02
Neuberger Berman AMT Small-Cap Growth Portfolio-Class S (Inception Date 8/1/2002)
9.935822	79.774	12/31/09
8.229893	79.774	12/31/08
13.826411	749.534	12/31/07
13.987702	824.514	12/31/06
13.512150	632.528	12/31/05
13.351418	632.528	12/31/04
12.133627	4.510	12/31/03
9.861928	4.510	12/31/02
Oppenheimer Capital Appreciation Fund/VA-Service Shares (Inception Date 8/1/2002)
12.258806	5,218.419	12/31/09
8.646733	9,944.816	12/31/08
16.181124	12,976.760	12/31/07
14.451259	13,837.985	12/31/06
13.644828	13,590.400	12/31/05
13.229804	8,338.446	12/31/04
12.616500	359.222	12/31/03
9.813083	4.640	12/31/02
Oppenheimer Global Securities Fund/VA-Service Shares (Inception Date 8/1/2002)
16.752109	6,490.850	12/31/09
12.222913	7,473.749	12/31/08
20.829743	13,246.256	12/31/07
19.966930	14,334.908	12/31/06
17.297226	14,113.886	12/31/05
15.418627	5,085.174	12/31/04
13.186951	225.550	12/31/03
9.382674	4.623	12/31/02
Oppenheimer Main Street Fund®/VA-Service Shares (Inception Date 12/1/2004)
9.450936	4,804.336	12/31/09
7.507719	6,495.047	12/31/08
12.438810	8,563.867	12/31/07
12.144437	9,545.017	12/31/06
10.759664	7,879.071	12/31/05

Standard Accumulation	Number of
Unit Value	Standard Accumulation Units Outstanding	Year
10.345742	1,247.178	12/31/04
Oppenheimer Main Street Small Cap Fund/VA-Service Shares (Inception Date 8/1/2002)
15.324553	5,332.205	12/31/09
11.383268	5,995.583	12/31/08
18.670824	11,779.335	12/31/07
19.253826	11,564.509	12/31/06
17.073108	12,885.297	12/31/05
15.821683	9,658.659	12/31/04
13.497483	910.231	12/31/03
9.511753	4.530	12/31/02
PIMCO High Yield Portfolio-Administrative Class (Inception Date 8/1/2002)
16.531517	6,104.846	12/31/09
11.969022	13,491.955	12/31/08
15.917666	10,273.159	12/31/07
15.636915	14,501.158	12/31/06
14.571764	20,069.807	12/31/05
14.228635	21,071.313	12/31/04
13.203953	3,981.034	12/31/03
10.919931	4.440	12/31/02
PIMCO Real Return Portfolio-Administrative Class (Inception Date 8/1/2002)
14.105932	75,019.778	12/31/09
12.114126	79,548.267	12/31/08
13.252800	44,774.069	12/31/07
12.177458	58,154.013	12/31/06
12.293247	56,915.137	12/31/05
12.241896	47,186.289	12/31/04
11.425913	28,063.985	12/31/03
10.669667	3,087.188	12/31/02
PIMCO Total Return Portfolio-Administrative Class (Inception Date 8/1/2002)
14.196458	26,894.003	12/31/09
12.653859	30,377.569	12/31/08
12.277186	35,571.695	12/31/07
11.478473	45,122.257	12/31/06
11.237789	45,620.040	12/31/05
11.152252	33,118.854	12/31/04
10.810115	20,389.711	12/31/03
10.460778	3,626.722	12/31/02
Rydex|SGI U.S. Long Short Momentum Fund (Inception Date 8/1/2002)
13.583878	3,660.199	12/31/09
10.850210	2,822.878	12/31/08
18.616787	12,405.544	12/31/07
15.422686	8,475.522	12/31/06
14.077848	2,158.365	12/31/05
12.587490	1,519.644	12/31/04
11.559558	899.629	12/31/03
9.045614	4.550	12/31/02
Templeton Foreign Securities Fund-Class 2 (Inception Date 5/1/2007)
8.428705	3,169.875	12/31/09
6.253553	2,575.865	12/31/08
10.665467	2,109.606	12/31/07
Wilshire 2015 ETF Fund (Inception Date 5/1/2007)
8.794030	2,091.600	12/31/09
7.428792	1,602.255	12/31/08
9.990580	1,481.423	12/31/07
Wilshire 2025 ETF Fund (Inception Date 5/1/2007)
8.322224	9.281	12/31/09
7.024494	9.583	12/31/08
9.953669	9.793	12/31/07
Wilshire 2035 ETF Fund (Inception Date 5/1/2007)
7.737651	20.091	12/31/09
6.508192	20.745	12/31/08
9.904116	11.180	12/31/07
The above table gives year-end Accumulation Unit information for each Subaccount from the end of the year of inception (the Separate Account commencement date or the effective date of the Subaccount) to December 31, 2009. This information should be read in conjunction with the Separate Account financial statements including the notes to those statements. The beginning Accumulation Unit Value for the Dreyfus VIF Money Market Portfolio Subaccount

was 1.000000 as of its inception date. The beginning Accumulation Unit Value for each other Subaccount was 10.000000 as of its inception date.
If you have invested in a Subaccount that is closed to new investors, the condensed financial information for such Subaccounts will be contained in a special Supplemental Prospectus dated May 1, 2010 for Closed Subaccounts.
2010 Portfolio Changes — The table above reflects the name changes and transactions described below.
•	On May 1, 2010, the AIM portfolios changed their brand name to Invesco. For example, AIM V.I. Capital Development Fund became Invesco V.I. Capital Development Fund.

•	On May 25, 2010, the Rydex VT All-Cap Opportunity Fund, a series of the Rydex Variable Trust, changed its name to the Rydex|SGI U.S. Long Short Momentum Fund.

•	On May 1, 2010, The Universal Institutional Funds, Inc. changed its brand name from Van Kampen to Morgan Stanley.

•	On June 1, 2010 or as soon as practical after that date, Van Kampen’s U.S. Mid Cap Value Portfolio and Value Portfolio, which currently are series of The Universal Institutional Funds, Inc., will be merged into AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and change their brand name to Invesco Van Kampen. The list above reflects this anticipated transaction.

APPENDIX B: TRANSFER RESTRICTIONS
Restrictions on Transfers; Disruptive Trading, Market Timing and Frequent Transfers
Neither the Contracts described in this prospectus nor the underlying Portfolios are designed to support active trading strategies that involve frequent movement between or among Subaccounts (sometimes referred to as “market-timing” or “short-term trading”). An Owner who intends to use an active trading strategy should consult his/her registered representative and request information on variable annuity contracts that offer underlying Portfolios designed specifically to support active trading strategies.
The Company discourages (and will take action to deter) short-term trading in the Contracts because the frequent movement between or among Subaccounts may negatively impact other Contract Owners, Annuitants and beneficiaries. Short-term trading can result in:
•	the dilution of Accumulation Unit Values or Portfolio net asset values;
•	Portfolio advisors taking actions that negatively impact performance (keeping a larger portion of the Portfolio assets in cash or liquidating investments prematurely in order to support redemption requests); and/or
•	increased administrative costs due to frequent purchases and redemptions.
To help protect Contract Owners, Annuitants and beneficiaries from the negative impact of these practices, the Company has implemented several processes and/or restrictions aimed at eliminating the negative impact of active trading strategies. There is no guarantee the Company will be able to detect harmful trading practices, or, if it is detected, to prevent recurrence.
U.S. Mail Restrictions on Persons Engaged in Harmful Trading Practices
We monitor transfer activity in order to identify those who may be engaged in harmful trading practices and we produce and examine transaction reports. Generally, a Contract may appear on these reports if the Contract Owner (or a third party acting on their behalf) engages in a certain number of “transfer events” in a given period. A “transfer event” is any transfer, or combination of transfers, occurring on a given trading day (Valuation Date). For example, multiple transfers by a Contract Owner involving 10 underlying Portfolios in one day count as one transfer event. A single transfer occurring on a given trading day and involving only 2 underlying Portfolios (or one underlying Portfolio if the transfer is made to or from the Fixed Account options) will also count as one transfer event. A transfer event would not include a transfer made pursuant to one of the automatic transfer programs such as dollar cost averaging, portfolio rebalancing and interest sweep.
As a result of this monitoring process, we may restrict the method of communication by which transfer requests will be accepted. In general, we will adhere to the following guidelines:

Trading Behavior	Our Response

6 or more transfer events in one	We will mail a letter to the Contract Owner notifying the Contract Owner that:
quarter of a Contract Year
•    we have identified the Contract Owner as a person engaging in harmful trading practices; and
•    if the Contract Owner’s transfer events exceed 12 in one Contract Year, we will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by other means such as electronic means or overnight, priority or courier delivery.

More than 12 transfer events in one Contract Year	We will automatically require the Contract Owner to submit transfer requests via regular first-class U.S. mail and we will not accept transfer requests from the Contract Owner that are sent by any other means.
On each Contract Anniversary, we will start the monitoring anew, so that each Contract starts with zero transfer events the first day of each new Contract Year. See, however, the “Other Restrictions” provision below.

U.S. Mail Restrictions on Managers of Multiple Contracts
Some investment advisors/representatives manage the assets of multiple Contracts pursuant to trading authority granted or conveyed by multiple Contract Owners. These multi-contract advisors will generally be required by the Company to submit all transfers requests via regular first-class U.S. Mail.
The Company may permit a manager of multiple contracts to submit transfer requests other than by mail upon written request if contracts are managed independently rather than in the aggregate. The manager of multiple contracts must provide the Company with sufficient information regarding the management methodology to support the representation that aggregate transfers will not be an intended or unintended consequence of day to day management decisions. The Company will monitor the contracts associated with the grant of any exception and, in the event a pattern of aggregate transactions emerges, again require transfer request via U.S. mail.
Other Restrictions
The Company reserves the right to refuse or limit transfer requests, or take any other action it deems necessary, in order to protect Contract Owners, Annuitants, and beneficiaries from the negative investment results that may result from short-term trading or other harmful investment practices employed by some Contract Owners (or third parties acting on their behalf). In particular, trading strategies designed to avoid or take advantage of the Company’s monitoring procedures (and other measures aimed at curbing harmful trading practices) that are nevertheless determined by the Company to constitute harmful trading practices, may be restricted. The Company will consider the following factors:
•	the dollar amount involved in the transfer event;

•	the total assets of the Portfolio involved in the transfer event;

•	the number of transfer events completed in the current Contract year quarter; or

•	whether the transfer event is part of a pattern of transfer events designed to take advantage of short-term market fluctuations or market efficiencies.
In addition, the Portfolios reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from insurance company separate accounts that the Portfolios determine not to be in the best interest of their shareholders. The Company will apply such rejections, restrictions or refusals by the Portfolios uniformly and without exception.
The restrictions discussed above are designed to prevent harmful trading practices. Despite such transfer restrictions, there is a risk that such harmful trading practices could still occur. If the Company determines its goal of curtailing harmful trading practices is not being fulfilled, we may amend or replace the procedures described above without prior notice. The Company will consider waiving the procedures described above for unanticipated financial emergencies; for example, if extent economic conditions arise such that the impact of short-term trading is benign or a positive, the Company may allow it.
Information Sharing
As required by Rule 22c-2 under the Investment Company Act of 1940, we have entered into information sharing agreements with Portfolio companies. Under the terms of these agreements, we are required, if requested by a Portfolio company:
•	To provide Contract owner information and information about transactions in the Portfolio shares during a specified period; and

•	To prohibit or restrict further purchases or exchanges by a Contract owner if the Portfolio company identifies the Contract owner as a person who has engaged in trading that violated the Portfolio company’s frequent trading policies.

Index to Documents Incorporated by Reference
Annuity Investors Variable Account C
The Commodore Majesty Variable Annuity—File Nos. 333-88302 and 811-21095
Rule 497(c) Filing
The following documents are incorporated by reference to the Rule 497(c) filing related to The Commodore Helmsman Variable Annuity (File No. 333-88300), which was filed by the Registrant on or about May 6, 2010.
•	Supplemental Prospectus dated May 1, 2010 Guaranteed Lifetime Withdrawal Benefit Rider and Guaranteed Minimum Withdrawal Benefit Rider for The Commodore Helmsman, and The Commodore Majesty Contracts
The following document is incorporated by reference to Post-Effective Amendment No. 54 filed by the Registrant on April 29, 2010 (Accession No. 0000950123-10-040856).
•	Supplemental Prospectus dated May 1, 2010 Closed Subaccounts for The Commodore Helmsman, and The Commodore Majesty Contracts
•	Statement of Additional Information dated May 1, 2010 for The Commodore Helmsman, and The Commodore Majesty Contracts